Exhibit 99.1

COMMITTED CAPITAL ACQUISITION CORPORATION II

370 Lexington Avenue, Suite 1208

New York, New York 10017

To our Stockholders:

You are cordially invited to attend the special meeting of stockholders of Committed Capital Acquisition Corporation II (the “Company”), a Delaware corporation, to be held at 10:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at 666 Third Avenue, 25th Floor, New York, New York 10017 on Monday, April 10, 2017.

At the special meeting of stockholders, our stockholders will be asked to consider and vote upon two proposals.

First Proposal

To amend the Company’s amended and restated certificate of incorporation (the “Extension Amendment”) to:

•	extend the date before which the Company must complete a business transaction (the “Termination Date”) to April 10, 2019 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended; and

•	allow holders of the Company’s public shares to redeem their public shares, in connection with (i) the Extension Amendment and (ii) a second redemption opportunity on the earlier of July 10, 2017 and the consummation of a business transaction (the “Second Redemption”), for a pro rata portion of the funds available in the trust account (the “trust account”) established in connection with the Company’s initial public offering (“IPO”), and authorize the Company and the trustee to disburse such redemption payments.

Second Proposal

To amend and restate (the “Trust Amendment”) the Company’s amended and restated investment management trust agreement, dated April 8, 2016 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to:

•	permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with (i) the Extension Amendment and (ii) the Second Redemption; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business transaction from April 10, 2017 to the Extended Termination Date.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business transaction, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay (i) at the time the Extension Amendment becomes effective and (ii) on the date of the Second Redemption, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

The record date for the special meeting is March 23, 2017. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of stockholders. The Company’s warrants are not entitled to vote on the Extension Amendment or the Trust Amendment at the special meeting of stockholders.

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The affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date, voting for all proposals contained in the Extension Amendment, will be required to approve the Extension Amendment and the affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve the Trust Amendment.

This proxy statement contains important information about the special meeting of stockholders and the proposals. Please read it carefully and vote your shares at the special meeting of stockholders.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXTENSION AMENDMENT AND TRUST AMENDMENT.

Your vote is very important. Whether or not you plan to attend the special meeting of stockholders, please return the enclosed proxy card to vote your shares as soon as possible.

Sincerely,

/s/ Michael Rapp

Michael Rapp
Chairman and Chief Executive Officer
Committed Capital Acquisition Corporation II

The enclosed proxy statement has not be reviewed by or approved by the Securities and Exchange Commission or any state securities commission nor has any such agency passed upon the adequacy or accuracy of this proxy statement.

This proxy statement is dated March 30, 2017 and is first being mailed to stockholders on or about that date.

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COMMITTED CAPITAL ACQUISITION CORPORATION II
370 Lexington Avenue, Suite 1208

New York, New York 10017

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 10, 2017

TO THE STOCKHOLDERS OF COMMITTED CAPITAL ACQUISITION CORPORATION II:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Committed Capital Acquisition Corporation II (the “Company”) will be held at 10:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at 666 Third Avenue, 25th Floor, New York, New York 10017 on Monday, April 10, 2017. You are cordially invited to attend the special meeting of stockholders at which you will be asked to consider and vote upon two proposals to amend the Company’s amended and restated certificate of incorporation (the “Extension Amendment”):

First Proposal

To amend the Company’s amended and restated certificate of incorporation (the “Extension Amendment”) to:

•	extend the date before which the Company must complete a business transaction (the “Termination Date”) to April 10, 2019 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended; and

•	allow holders of the Company’s public shares to redeem their public shares, in connection with (i) the Extension Amendment and (ii) a second redemption opportunity on the earlier of July 10, 2017 and the consummation of a business transaction (the “Second Redemption”), for a pro rata portion of the funds available in the trust account (the “trust account”) established in connection with the Company’s initial public offering (“IPO”), and authorize the Company and the trustee to disburse such redemption payments.

Second Proposal

To amend and restate (the “Trust Amendment”) the Company’s amended and restated investment management trust agreement, dated April 8, 2016 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to:

•	permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with (i) the Extension Amendment and (ii) the Second Redemption; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business transaction from April 10, 2017 to the Extended Termination Date.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business transaction, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals is approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

The Company’s board of directors has fixed the close of business on March 23, 2017 as the date for determining Company stockholders entitled to receive notice of and vote at the special meeting of stockholders and any adjournment thereof. Only holders of record of the Company’s common stock, $0.0001 par value (“common stock”) on that date are entitled to have their votes counted at the special meeting of stockholders or any adjournment.

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The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete a business transaction. As a result, our board of directors has determined it is in the best interests of our stockholders to extend the Termination Date from April 10, 2017 to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended.

If the Extension Amendment and the Trust Amendment are not approved and a business transaction is not consummated by April 10, 2017, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem all shares of the Company’s common stock sold in the IPO (the “public shares”) that are then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for payment of franchise and income taxes and for working capital requirements, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for payment of taxes and working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public stockholders”) as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Our stockholders prior to our IPO that hold founder shares (collectively, the “initial stockholders”) have each waived their respective redemption rights with respect to the founder shares if we fail to consummate a business transaction by April 10, 2017. References to “founder shares” are to 28,375,000 shares of restricted stock issued to our initial stockholders prior to the IPO, of which 19,795,600 shares have been forfeited to date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

The Company’s amended and restated certificate of incorporation (the “amended and restated certificate”) filed with the Secretary of State of the State of Delaware provided that if the Company did not consummate a business transaction by April 10, 2016, the Company would redeem all public shares for their pro rata portions of the trust account and promptly following such redemption, dissolve and liquidate. At a special meeting of stockholders on April 8, 2016, the requisite percentage of the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation (the “Initial Extension Amendment”) to extend the date before which the Company must complete a business transaction from April 10, 2016 to April 10, 2017, and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended. The Company may not be able to complete a business transaction by April 10, 2017. The Company’s board of directors believes that stockholders could benefit from a potential business transaction and is therefore proposing the Extension Amendment to extend that date to the Extended Termination Date, and to make other corresponding changes to the amended and restated certificate and to amend and restate the trust agreement to permit the actions contemplated by the Extension Amendment.

Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business transaction target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, the Company identified many possible target companies, some of which advanced to due diligence and negotiation of terms of a deal. However, the Company was unable to complete a business transaction prior to April 10, 2016. On April 8, 2016, the requisite percentage of the Company’s stockholders approved the Initial Extension Amendment, which provided for an extension to its original Termination Date from April 10, 2016 to April 10, 2017 (although such Initial Extension Amendment was not accepted for filing with the Secretary of State of the State of Delaware, as described below). However, the Company has not yet been able to enter into any agreement for a suitable business transaction but believes that it may be able to complete a suitable business transaction before the Extended Termination Date.

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As a result of the Company’s failure to pay approximately $250,000 in delinquent Delaware franchise taxes (including interest and penalties), the Initial Extension Amendment that was approved by its stockholders at the Company’s special meeting of stockholders on April 8, 2016 was not accepted for filing by the Secretary of State of the State of Delaware. As a result, as of April 10, 2016, the Company may have been required under its original amended and restated certificate of incorporation to redeem all of the public shares that remained outstanding and to promptly dissolve and liquidate. In addition, the Company’s corporate status in Delaware is currently void, and it is not currently recognized as an existing corporation. In light of the Company’s stockholders’ approval of the Initial Extension Amendment and the redemption right provided to each of the Company’s stockholders in connection with the approval of the Initial Extension Amendment and the Amended and Restated Trust Agreement, the Company has been operating under the terms of such Initial Extension Amendment consistent with the intent of its stockholders. Although the Company believes that it will be able to revive its corporate status and regain good standing in Delaware by paying the delinquent franchise taxes and making the requisite filings in Delaware, there can be no assurance that the Company will be revived in Delaware and that such good standing will be restored.

By voting for the Extension Amendment and the Trust Amendment, you are also ratifying the Initial Extension Amendment and the Amended and Restated Trust Agreement previously approved by our stockholders at the Special Meeting of Stockholders on April 8, 2016.

If the Company were not successful in reviving the Company, regaining good standing and filing the Extension Amendment with Delaware, the Company would promptly (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible redeem all public shares that are then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account divided by the number of then outstanding public shares, subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

As of the date of this Proxy Statement, the Company is in advanced discussions, but has no definitive agreements with, a private investment group which, if consummated, would result in a new board of directors, management team and direction for the Company. Among other issues, the following are the terms currently under discussion (collectively the “Proposed Transactions”):

•           the transfer of all or substantially all of the founder shares for nominal consideration;

•           the purchase or forfeiture of all or substantially all of the founder shares for nominal consideration;

•           the potential purchase of public shares in open market or privately negotiated transactions;

•           the replacement of the Board of Directors and management;

•           the favorable resolution of outstanding creditor claims; and

•           potential transactions with Michael Rapp and Philip Wagenheim, two of our current directors and executive officers and principal stockholders, which may include investments in an initial business transaction or the transfer of founder shares. Broadband Capital Management LLC (“BCM”), a former affiliate of Michael Rapp and Philip Wagenheim and the underwriter of our IPO, was dissolved in 2016.

No assurance can be given that the Company will reach any agreement with such private investment group and accordingly, if the Extension Amendment is approved by the requisite vote of the stockholders, and no agreement is reached, the Company’s current directors and management shall remain in office. To the extent an agreement is so reached, the Company will promptly issue a press release and timely file a Form 8-K disclosing such arrangement with the Securities and Exchange Commission.

The Company believes that circumstances warrant providing public stockholders with an opportunity to participate in a potential business transaction with a target business during the period ending on the Extended Termination Date. However, the Company’s IPO prospectus stated that the Company and the initial stockholders, including the Company’s officers and directors, have agreed not to take any action to amend or waive any provision of its amended and restated certificate of incorporation to allow the Company not to redeem the public shares if it does not complete a business transaction within 24 months from the date of the effectiveness of the IPO registration statement, which date was subsequently extended by the Initial Extension Amendment. Accordingly, we are again providing the holders of public shares with the opportunity to elect to redeem their shares in connection with the vote on the Extension Amendment and the Trust Amendment. In addition, we will also provide the holders of public shares with the Second Redemption, which is another opportunity to redeem their shares on the date that is the earlier of July 10, 2017 and the consummation of the business transaction. The Company believes that such redemption rights protect the Company’s public stockholders from (i) having to sustain their investments for an unreasonably long period due to the Company’s failure to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate and (ii) continuing as an investor in the Company with material changes to the terms relating to the consummation of an initial business transaction.

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In connection with the Extension Amendment, the Company also changed certain material terms relating to the consummation of a business transaction. The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements entered into with the initial stockholders all contemplated that the 28,375,000 shares of common stock initially issued to the initial stockholders included an aggregate of 25,106,250 shares of common stock that are subject to forfeiture pursuant to the terms of the insider letter agreements (of which 19,795,600 shares have been forfeited to date), so that the initial stockholders and their permitted transferees would own no more than 20% of the Company’s issued and outstanding shares after the business transaction based on certain assumptions as disclosed in the IPO prospectus. The Company will no longer be adhering to this agreement that the initial stockholders would own no more than 20% of the Company’s issued and outstanding shares after the business transaction. Accordingly, the board of directors of the Company may choose in its discretion to forfeit and cancel as many founder shares as it determines is appropriate in connection with the initial business transaction, which could include the forfeiture of none of the founder shares. Following a business transaction, the initial stockholders could continue to own all or substantially all of its shares and the public stockholders could own a significantly smaller portion of the total outstanding shares of common stock than as contemplated by the IPO prospectus, previous filings with the SEC and the insider letter agreements. Additionally, if the Proposed Transactions are consummated, the private investment group that is party to the Proposed Transactions may purchase or cause the forfeiture of all or substantially all of such founder shares.

The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements also contemplated a private placement of at least 1,000,000 shares of common stock (or securities convertible into common stock) at $5.00 per share in a private placement to occur concurrently with the closing of the Company’s initial business transaction for gross proceeds of $5,000,000. However, it is possible that neither the Company nor the initial stockholders that had previously agreed to such placement will adhere to such agreement and accordingly, the size of the private placement will be determined by the board of directors in connection with the initial business transaction, which could result in the consummation of a smaller private placement or no private placement at all in connection with the initial business transaction. In addition, the insider letter agreements entered into with the initial stockholders contained certain restrictions on transfer of the founder shares except for certain permitted transfers. The Company and the initial stockholders are not adhering to such agreements relating to the transfer restrictions, and as contemplated by the Proposed Transactions, transfers of founder shares will be permitted at any time, subject to applicable law.

Because of the foregoing material changes to the terms relating to the consummation of an initial business transaction and the Extension Amendment and Trust Amendment, you should consider these material changes and elect to redeem your public shares if you do not wish to continue as an investor in our Company with these material changes relating to a potential initial business transaction.

Public stockholders may elect to redeem all or a portion of their shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”) regardless of how such public stockholders vote. If the Extension Amendment is approved, Public stockholders who do not redeem their public shares in connection with the Extension Amendment and Trust Amendment will be entitled to another opportunity to redeem their shares in connection with the Second Redemption. Public stockholders who do not redeem their public shares will continue to be entitled to redemption if the Company has not completed a business transaction by the Extended Termination Date.

Subject to the foregoing, the affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date, voting for all proposals contained in the Extension Amendment, will be required to approve the Extension Amendment and the affirmative vote of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date will be required to approve the Trust Amendment.

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In considering the Extension Amendment and the Trust Amendment, the Company’s stockholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), whether or not the Proposed Transactions are consummated, the Company may incur substantial expenses in seeking to complete any proposed business transaction, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Moreover, the Company has other significant liabilities, including delinquent Delaware franchise taxes of approximately $250,000 (including interest and penalties) and delinquent New York franchise taxes of approximately $150,000 (including interest and penalties). You should read the proxy statement carefully for information concerning the consequences of the adoption of the Extension Amendment and the Trust Amendment.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business transaction, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to and in the best interests of the Company and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” both proposals of the Extension Amendment and “FOR” the Trust Amendment.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting of stockholders.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Trust Amendment and the special meeting of stockholders. Whether or not you plan to attend the special meeting of stockholders, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

Dated: March 30, 2017

By Order of the Board of Directors,

/s/ Michael Rapp
Michael Rapp
Chief Executive Officer and Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting of stockholders. You may also cast your vote in person at the special meeting of stockholders. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting of stockholders by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?	A. This proxy statement describes various actions proposed to be taken at a special meeting of the stockholders of the Company, to be held simultaneously on Monday, April 10, 2017 at 10:00 a.m. New York City time at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at 666 Third Avenue, 25th Floor, New York, New York 10017. We are requesting stockholders to vote their shares of common stock at the special meeting of stockholders.

Q. What is being voted on?

A. The Company’s stockholders are being asked to vote on the proposals described below:

Proposals for the Special Meeting of Stockholders

To consider and vote on two proposals to amend the Company’s amended and restated certificate (the “Extension Amendment”) to:

• extend the date before which the Company must complete a business transaction (the “Termination Date”) to April 10, 2019 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended; and

• allow holders of the Company’s public shares to redeem their public shares, in connection with (i) the Extension Amendment and (ii) the Second Redemption, for a pro rata portion of the funds available in the trust account, and authorize the Company and the trustee to disburse such redemption payments.

and a proposal (the “Trust Amendment”) to amend and restate the Company’s amended and restated investment management trust agreement, dated April 8, 2016 (the “trust agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “trustee”) to:

• permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with (i) the Extension Amendment and (ii) the Second Redemption; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business transaction from April 10, 2017 to the Extended Termination Date.

Q. Why is the Company proposing to amend its amended and restated certificate and the trust agreement?	A. The Company was organized to serve as a vehicle for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business transaction involving the Company and one or more businesses.

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The Company’s amended and restated certificate of incorporation (the “amended and restated certificate”) filed with the Secretary of State of the State of Delaware provided that if the Company did not consummate a business transaction by April 10, 2016, the Company would redeem all public shares for their pro rata portions of the trust account and promptly following such redemption, dissolve and liquidate. At a special meeting of stockholders on April 8, 2016, the requisite percentage of the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation (the “Initial Extension Amendment”) to extend the date before which the Company must complete a business transaction from April 10, 2016 to April 10, 2017, and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended.

As a result of the Company’s failure to pay approximately $250,000 in delinquent Delaware franchise taxes (including interest and penalties), the Initial Extension Amendment that was approved by its stockholders at the Company’s special meeting of stockholders on April 8, 2016 was not accepted for filing by the Secretary of State of the State of Delaware. As a result, as of April 10, 2016, the Company may have been required under its original amended and restated certificate of incorporation to redeem all of the public shares that remained outstanding and to promptly dissolve and liquidate. In addition, the Company’s corporate status in Delaware is currently void, and it is not currently recognized as an existing corporation. In light of the Company’s stockholders’ approval of the Initial Extension Amendment and the redemption right provided to each of the Company’s stockholders in connection with the approval of the Initial Extension Amendment and the Amended and Restated Trust Agreement, the Company has been operating under the terms of such Initial Extension Amendment consistent with the intent of its stockholders. Although the Company believes that it will be able to revive its corporate status and regain good standing in Delaware by paying the delinquent franchise taxes and making the requisite filings in Delaware, there can be no assurance that the Company will be revived in Delaware and that such good standing will be restored.

The Company may not be able to complete a business transaction by April 10, 2017. However, the Company still believes that a potential business transaction could still be in the best interests of the Company’s stockholders, and because the Company may not be able to conclude a business transaction by April 10, 2017, the Company has determined to seek stockholder approval to extend the time for completion of the business transaction to the Extended Termination Date.

As of the date of this Proxy Statement, the Company is in advanced discussions, but has no definitive agreements with, a private investment group which, if consummated, would result in a new board of directors, management team and direction for the Company. Among other issues, the following are the terms currently under discussion (collectively the “Proposed Transactions”):

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•      the transfer of all or substantially all of the founder shares for nominal consideration;

•      the purchase or forfeiture of all or substantially all of the founder shares for nominal consideration;

•      the potential purchase of public shares in open market or privately negotiated transactions;

•      the replacement of the Board of Directors and management;

•      the favorable resolution of outstanding creditor claims; and

•      potential transactions with Michael Rapp and Philip Wagenheim, two of our current directors and executive officers and principal stockholders, which may include investments in an initial business transaction or the transfer of founder shares. Broadband Capital Management LLC (“BCM”), a former affiliate of Michael Rapp and Philip Wagenheim and the underwriter of our IPO, was dissolved in 2016.

No assurance can be given that the Company will reach any agreement with such private investment group and accordingly, if the Extension Amendment is approved by the requisite vote of the stockholders, and no agreement is reached, the Company’s current directors and management shall remain in office. To the extent an agreement is so reached, the Company will promptly issue a press release and timely file a Form 8-K disclosing such arrangement with the Securities and Commission.

The Company believes that circumstances warrant providing public stockholders an opportunity to participate in a potential business transaction with a target business during the period ending on the Extended Termination Date. However, the Company’s IPO prospectus stated that the Company and the initial stockholders, including the Company’s officers and directors, have agreed not to take any action to amend or waive any provision of its amended and restated certificate of incorporation to allow the Company not to redeem the public shares if it does not complete a business transaction within 24 months from the date of the effectiveness of the IPO registration statement, which date was subsequently extended by the Initial Extension Amendment. Accordingly, we are providing the holders of public shares with the opportunity to elect to redeem their shares in connection with the vote on the Extension Amendment and the Trust Amendment and also in connection with the Second Redemption. The Company believes that such redemption rights protect the Company’s public stockholders from (i) having to sustain their investments for an unreasonably long period due to the Company’s failure to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate and (ii) continuing as an investor in the Company with material changes to the terms relating to the consummation of an initial business transaction.

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Q. If I do not elect to redeem my public shares, what are the material changes to the terms relating to the initial business transaction?

A. In connection with the Initial Extension Amendment, the Company also changed certain material terms relating to the consummation of a business transaction. The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements entered into with the initial stockholders all contemplated that the 28,375,000 shares of common stock issued to the initial stockholders included an aggregate of 25,106,250 shares of common stock that are subject to forfeiture pursuant to the terms of the insider letter agreements (of which 19,795,600 shares have been forfeited to date), so that the initial stockholders and their permitted transferees would own no more than 20% of the Company’s issued and outstanding shares after the business transaction based on certain assumptions as disclosed in the IPO prospectus. The Company will no longer be adhering to this agreement that the initial stockholders would own no more than 20% of the Company’s issued and outstanding shares after the business transaction. Accordingly, the board of directors of the Company may choose in its discretion to forfeit and cancel as many founder shares as it determines is appropriate in connection with the initial business transaction, which could include the forfeiture of none of the founder shares. Following a business transaction, the initial stockholders could continue to own all or substantially all of its shares and the public stockholders could own a significantly smaller portion of the total outstanding shares of common stock than as contemplated by the IPO prospectus, previous filings with the SEC and the insider letter agreements. Additionally, if the Proposed Transactions are consummated, the private investment group that is party to the Proposed Transactions may purchase or cause the forfeiture of all or substantially all of such founder shares.

The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements also contemplated a private placement of at least 1,000,000 shares of common stock (or securities convertible into common stock) at $5.00 per share in a private placement to occur concurrently with the closing of the Company’s initial business transaction for gross proceeds of $5,000,000. However, it is possible that neither the Company nor the initial stockholders that had previously agreed to such placement will adhere to such agreement and accordingly, the size of the private placement will be determined by the board of directors in connection with the initial business transaction, which could result in the consummation of a smaller private placement or no private placement at all in connection with the initial business transaction. In addition, the insider letter agreements entered into with the initial stockholders contained certain restrictions on transfer of the founder shares except for certain permitted transfers. The Company and the initial stockholders are not adhering to such agreements relating to the transfer restrictions, and as contemplated by the Proposed Transactions, transfers of founder shares will be permitted at any time, subject to applicable law.

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Because of the foregoing material changes to the terms relating to the consummation of an initial business transaction and the Extension Amendment and Trust Amendment, you should consider these material changes and elect to redeem your public shares if you do not wish to continue as an investor in our Company with these material changes relating to a potential initial business transaction.

Q. Why should I vote for the Extension Amendment and the Trust Amendment?

A. Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business transaction target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, the Company identified many possible target companies, some of which advanced to due diligence and negotiation of terms of a deal. However, the Company has not been able to enter into any agreement for a suitable business transaction but believes that it may be able to complete a suitable business transaction before the Extended Termination Date.

As of the date of this Proxy Statement, the Company is in advanced discussions, but has no definitive agreements with, a private investment group which, if consummated, would result in a new board of directors, management team and direction for the Company. No assurance can be given that the Company will reach any agreement with such investor group and accordingly, if the Extension Amendment is approved by the requisite vote of the stockholders, and no agreement is reached, the Company’s current directors and management shall remain in office. To the extent an agreement is so reached, the Company will promptly issue a press release and timely file a Form 8-K disclosing such arrangement with the Securities and Exchange Commission.

As the Company believes a potential business transaction could be in the best interests of the Company’s stockholders, and because the Company may not be able to complete a business transaction by April 10, 2017, the Company has determined to seek stockholder approval to extend the time for closing a business transaction to the Extended Termination Date.

In considering the Extension Amendment and the Trust Amendment, the Company’s stockholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company may incur substantial expenses in seeking to complete any proposed business transaction, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Moreover, the Company has other significant liabilities, including delinquent Delaware franchise taxes of approximately $250,000 (including interest and penalties) and delinquent New York franchise taxes of approximately $150,000 (including interest and penalties). The Company may not have sufficient funds available to conduct the normal operations of the business or to consummate any proposed business transaction. Following the closing of the Company’s IPO and prior to the consummation of the initial business transaction, BCM and/or its principals committed to loan and/or advance the Company funds from time to time of up to $2,000,000, under an Expense Advancement Agreement. As of December 31, 2016, principals of BCM have loaned and/or advanced approximately $900,000 to the Company.

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If a business transaction is not completed and the expenses are not paid, in order to protect the amounts held in the trust account, pursuant to a written agreement, BCM and Michael Rapp previously agreed that they would be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a definitive transaction agreement, reduce the amounts in the trust account to below $5.00 per share, except as to any claims by a third party who executed a waiver of rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, BCM and Mr. Rapp will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Mr. Rapp would be able to satisfy those obligations, particularly since BCM was dissolved in 2016. Other than as described above, none of our officers have agreed to indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below $5.00 per public share and Mr. Rapp is unable to satisfy any applicable obligations or assert that they have no indemnification obligations related to a particular claim, our independent director would determine whether to take legal action. Accordingly, we cannot assure you that due to claims of creditors the actual value of a public stockholder’s pro rata portion of the funds available in the trust account will not be less than $5.00 per public share. You should read the proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

The Company’s board of directors believes that it is in the best interests of the Company’s stockholders to propose extending that deadline.

Q. How do the Company insiders intend to vote their shares?	A. All of the Company’s directors, executive officers and their affiliates as well as other initial stockholders of the Company are expected to vote any common stock (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, these initial stockholders beneficially owned and were entitled to vote 8,579,400 shares of the Company’s common stock, representing approximately 78% of the Company’s issued and outstanding common stock.

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Q. What vote is required to adopt the Extension Amendment and the Trust Amendment?

A. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s outstanding common stock on the record date voting for all proposals contained in the Extension Amendment and approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s outstanding common stock on the record date voting for the Trust Amendment. Accordingly, a stockholder’s failure to vote by proxy or to vote in person at the special meeting of stockholders, an abstention from voting or a broker non-vote will have the same effect as a vote “AGAINST” the proposals contained in the Extension Amendment and the Trust Amendment.

No vote of the holders of any warrants issued by the Company is necessary to approve the Extension Amendment or the Trust Amendment, and we are not asking the warrantholders to vote on such proposals or any other proposal being considered at the special meeting of stockholders.

The Company believes that circumstances warrant providing public stockholders an opportunity to participate in a potential business transaction with a target business during the period ending on the Extended Termination Date. However, the Company’s IPO prospectus stated that the Company and the initial stockholders, including the Company’s officers and directors, have agreed not to take any action to amend or waive any provision of its amended and restated certificate of incorporation to allow the Company not to redeem the public shares if it does not complete a business transaction within 24 months from the date of the effectiveness of the IPO registration statement, which date was subsequently extended by the Initial Extension Amendment. Accordingly, we are providing the holders of public shares with the opportunity to elect to redeem their shares in connection with the vote on the Extension Amendment and the Trust Amendment. The Company believes that such redemption right protects the Company’s public stockholders from (i) having to sustain their investments for an unreasonably long period due to the Company’s failure to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate and (ii) continuing as an investor in the Company with material changes to the terms relating to the consummation of an initial business transaction.

Q. When would the Board abandon the Extension Amendment and the Trust Amendment?	A. The Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the two proposals of the Extension Amendment and the Trust Amendment are approved by the requisite vote of the stockholders. Additionally, notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

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Q. What if I don’t want to vote for the Extension Amendment and the Trust Amendment?

A. If you do not want the Extension Amendment or the Trust Amendment to be approved, you must abstain, not vote, or vote against such proposals. In such cases, if the Extension Amendment and the Trust Amendment are approved (and not abandoned), you will be entitled to redeem your shares for cash in connection with this vote if you make the Election. If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the trust account if the Company has not completed a business transaction by the Extended Termination Date.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned) and you exercise your redemption right with respect to all or a portion of your public shares, you will no longer own such public shares once the Extension Amendment and the Trust Amendment become effective.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will afford the public stockholders making the Election the opportunity to receive, at the time the Extension Amendment and the Trust Amendment become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account. Public stockholders who do not redeem their public shares in connection with the Extension Amendment and Trust Amendment will be entitled to another opportunity to redeem their shares in connection with the Second Redemption.

Q. What happens if the Extension Amendment and the Trust Amendment aren’t approved?	A. If the Extension Amendment and the Trust Amendment are not approved and a business transaction is not consummated by April 10, 2017, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem all public shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for payment of franchise and income taxes and for working capital requirements, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for payment of taxes and working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

Q. If the Extension Amendment and the Trust Amendment are approved, what happens next?	A. Subject to the foregoing, the Company expects to continue its efforts to find suitable target businesses for a potential business transaction.

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As of the date of this Proxy Statement, the Company is in advanced discussions, but has no definitive agreements with, a private investment group which, if consummated, would result in a new board of directors, management team and direction for the Company. Among other issues, the following are the terms currently under discussion (collectively, the “Proposed Transactions”):

•      the transfer of all or substantially all of the founder shares for nominal consideration;

•      the purchase or forfeiture of all or substantially all of the founder shares for nominal consideration;

•      the potential purchase of public shares in open market or privately negotiated transactions;

•      the replacement of the Board of Directors and management;

•      the favorable resolution of outstanding creditor claims;

•      potential transactions with Michael Rapp and Philip Wagenheim, two of our current directors and executive officers and principal stockholders, which may include investments in an initial business transaction or the transfer of founder shares. Broadband Capital Management LLC, a former affiliate of Michael Rapp and Philip Wagenheim and the underwriter of our IPO, was dissolved in 2016.

No assurance can be given that the Company will reach any agreement with such investor group and accordingly, if the Extension Amendment is approved by the requisite vote of the stockholders, and no agreement is reached, the Company’s current directors and management shall remain in office.

Q. How will I be informed if a definitive agreement is reached with respect to the Proposed Transactions?	To the extent a definitive agreement is reached regarding the Proposed Transactions, the Company will promptly issue a press release and timely file a Form 8-K disclosing such arrangement with the Securities and Exchange Commission.

Q. What is the deadline for voting at the special meeting?	A. If you are a stockholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the special meeting, in order for your shares to be voted at the special meeting. If you are a beneficial owner, please read the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting.

Q. What will happen if I abstain from voting or fail to vote?	A. Abstaining or failing to vote will have the same effect as a vote against the Extension Amendment and against the Trust Amendment.

Q. What will happen if I sign and return my proxy card without indicating how I wish to vote?	A. Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

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Q: How can I submit my proxy or voting instructions?

A. Whether you are a stockholder of record or a beneficial owner, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record, you may submit a proxy to direct how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Your proxy can be submitted by mail by completing, signing and dating the proxy card you received with this proxy statement and then mailing it in the enclosed prepaid envelope. If you are a beneficial owner, you must submit voting instructions to your bank, broker, trust or other nominee in order to authorize how your shares are voted at the special meeting, or at any adjournment or postponement thereof. Please follow the instructions provided by your bank, broker, trust or other nominee.

Submitting a proxy or voting instructions will not affect your right to vote in person should you decide to attend the special meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting of stockholders, or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy delivering to the Company’s Secretary at 370 Lexington Avenue, Suite 1208, New York, New York 10017, a written notice of revocation prior to the special.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the special meeting and vote at such special meeting, you must bring to the special meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. No. Your broker can vote your shares, only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions.

Q. How do I exercise my redemption rights?	A. A redemption demand may be made by checking the applicable box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

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In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind, email: mzimkind@continentalstock.com, by April 21, 2017 or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates and/or shares that have not been tendered in accordance with these procedures by April 21, 2017 will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above.

Q: What is the impact of the failure of the Company to file an amended and restated certificate of incorporation following the April 8, 2016 special meeting of shareholders?

As a result of the Company’s failure to pay approximately $250,000 in delinquent Delaware franchise taxes (including interest and penalties), the Initial Extension Amendment that was approved by its stockholders at the Company’s special meeting of stockholders on April 8, 2016 was not accepted for filing by the Secretary of State of the State of Delaware. As a result, as of April 10, 2016, the Company may have been required under its original amended and restated certificate of incorporation to redeem all of the public shares that remained outstanding and to promptly dissolve and liquidate. In addition, the Company’s corporate status in Delaware is currently void, and it is not currently recognized as an existing corporation. In light of the Company’s stockholders’ approval of the Initial Extension Amendment and the redemption right provided to each of the Company’s stockholders in connection with the approval of the Initial Extension Amendment and the Amended and Restated Trust Agreement, the Company has been operating under the terms of such Initial Extension Amendment consistent with the intent of its stockholders. Although the Company believes that it will be able to revive its corporate status and regain good standing in Delaware by paying the delinquent franchise taxes and making the requisite filings in Delaware, there can be no assurance that the Company will be revived in Delaware and that such good standing will be restored.

By voting for the Extension Amendment and the Trust Amendment, you are also ratifying the Initial Extension Amendment and the Amended and Restated Trust Agreement previously approved by our stockholders at the Special Meeting of Stockholders on April 8, 2016.

Q. Who can help answer my questions?

A. If you have questions, you may write or call:

Morrow & Co., LLC
470 West Avenue
Stamford, CT 06902

Individuals call toll free: (800) 662-5200
Banks and Brokerage Firms, please call collect: (203) 658-9400
ccaq.info@morrowco.com

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, we which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a potential business transaction, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Extension Amendment and the Trust Amendment or consummate a business transaction;

•	the ability of the Company to reach a definitive agreement with respect to the Proposed Transactions;

•	the ability of the Company to revive its corporate status in Delaware and regain good standing to file the Extension Amendment in Delaware;

•	if the Company were to consummate a business transaction prior to the Extended Termination Date, the decision of the Company’s board of directors to not require forfeiture and cancellation of certain founder shares held by the initial stockholders;

•	unanticipated delays in the distribution of the funds from the trust account; and

•	claims by third parties against the trust account.

You should carefully consider these risks, in addition to the risks factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated April 10, 2014 (Registration No. 333-192586) and our Annual Reports on Form 10-K for the fiscal year ended December 31, 2014, December 31, 2015, and December 31, 2016 (when filed). The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

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SUMMARY

This section summarizes information related to the proposals to be voted on at the special meeting of stockholders. These matters are described in greater detail elsewhere in this proxy statement. You should carefully read this entire proxy statement and the other documents to which it refers you. See “Where You Can Find More Information.”

The Company

Committed Capital Acquisition Corporation II was incorporated in the state of Delaware on May 18, 2011. We are a blank check company whose purpose is to acquire, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable stock transaction or other similar business transaction, one or more operating businesses or assets that we have not yet identified (an “initial business transaction”). We intend to use cash from the proceeds of our initial public offering in April 2014, our capital stock, incurred debt, or a combination of cash, capital stock and debt, in effecting our initial business transaction. We are not limited to a particular industry, geographic region or minimum transaction value for purposes of consummating the initial business transaction. We have virtually unrestricted flexibility in identifying and selecting a prospective transaction candidate.

On April 16, 2014, we consummated our initial public offering (the “IPO”) pursuant to a registration statement that was declared effective on April 10, 2014 (the “registration statement”) and sold an aggregate of 7,000,000 units at a price of $5.00 per unit, for gross proceeds of $35,000,000 consisting, of 7,000,000 shares of common stock and warrants to purchase an additional 3,500,000 shares of common stock. On April 17, 2014, the representative of the underwriters advised us that it planned to exercise 1,000,000 Units of its over-allotment option of the available 1,050,000 over-allotment units (the “Option Units”). On April 21, 2014, the closing of the Option Units occurred, and we issued gross proceeds of $5,000,000 for the issuance of 1,000,000 units consisting of 1,000,000 shares of common stock and warrants to purchase 500,000 shares of common stock. As a result, an aggregate of $40,000,000 was deposited into the trust account for the benefit of our public stockholders. The common stock sold in the IPO as part of the units are referred to herein as the “public shares” and the warrants sold in the IPO as part of the units are referred to herein as the “public warrants.” At the closing of the Option Units, the underwriters also notified us they did not intend to exercise their over-allotment option with respect to the remaining 50,000 units. The lead underwriter for the IPO was BCM.

Under the terms of the warrant agreement, we agreed to use our best efforts to file a post-effective amendment or new registration statement under the Securities Act of 1933, as amended (the “Securities Act”), following the completion of our initial business transaction. Each public warrant entitles the holder to purchase one half of one share of common stock at a price of $2.50 per half-share ($5.00 per whole share). Each public warrant will become exercisable upon effectiveness of such post-effective amendment or new registration statement and will expire on the date that is the earlier of (i) five years after the effective date of the registration statement registering the shares of common stock issuable upon the exercise of the warrants or (ii) the forty-fifth (45th) day following the date that our common stock closes at or above $8.00 per share for 20 out of 30 trading days commencing on the effective date. However, if we do not complete our initial business transaction on or prior to the 24-month period allotted to complete the initial business transaction as described in more detail below, the warrants will expire at the end of such period. If we are unable to deliver registered shares of common stock to the holder upon exercise of public warrants during the exercise period, there will be no cash settlement of the public warrants and the public warrants will expire worthless.

In connection with the IPO, our initial stockholders (“initial stockholders”) and their designees committed to purchase 1,000,000 shares of common stock (or securities convertible into common stock) (the “placement shares”) at a price of $5.00 per share in a private placement transaction for gross proceeds of $5,000,000, which will occur concurrently with the closing of our initial business transaction (the “private placement”). However, the Company and the initial stockholders and their designees do not intend to adhere to such agreement and may purchase less than 1,000,000 shares of common stock (or securities convertible into common stock). Accordingly, at the discretion of our board of directors, we may have significantly less than $5,000,000 of proceeds from any private placement that we consummate in connection with a business transaction or we may not consummate a private placement at all.

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The Company was unable to complete a business transaction by April 10, 2016. Accordingly, on April 8, 2016, the requisite percentage of the Company’s stockholders approved the Initial Extension Amendment, which provided for an extension to its original Termination Date from April 10, 2016 to April 10, 2017. As a result of the Company’s failure to pay approximately $250,000 in delinquent Delaware franchise taxes (including interest and penalties), the Initial Extension Amendment that was approved by its stockholders at the Company’s special meeting of stockholders on April 8, 2016 was not accepted for filing by the Secretary of State of the State of Delaware. As a result, as of April 10, 2016, the Company may have been required under its original amended and restated certificate of incorporation to redeem all of the public shares that remained outstanding and to promptly dissolve and liquidate. In addition, the Company’s corporate status in Delaware is currently void, and it is not currently recognized as an existing corporation. In light of the Company’s stockholders’ approval of the Initial Extension Amendment and the redemption right provided to each of the Company’s stockholders in connection with the approval of the Initial Extension Amendment and the Amended and Restated Trust Agreement, the Company has been operating under the terms of such Initial Extension Amendment consistent with the intent of its stockholders. Although the Company believes that it will be able to revive its corporate status and regain good standing in Delaware by paying the delinquent franchise taxes and making the requisite filings in Delaware, there can be no assurance that the Company will be revived in Delaware and that such good standing will be restored.

If the Company were not successful in reviving the Company, regaining good standing and filing the Extension Amendment with Delaware, the Company would promptly (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible redeem all public shares that are then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account divided by the number of then outstanding public shares, subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

As of the date of this Proxy Statement, the Company is in advanced discussions, but has no definitive agreements with, a private investment group which, if consummated, would result in a new board of directors, management team and a direction for the Company. Among other issues, the following are the terms currently under discussion.

•           the transfer of all or substantially all of the founder shares for nominal consideration;

•           the purchase or forfeiture of all or substantially all of the founder shares for nominal consideration;

•           the potential purchase of public shares in open market or privately negotiated transactions;

•           the replacement of the Board of Directors and management;

•           the favorable resolution of outstanding creditor claims; and

•           potential transactions with Michael Rapp and Philip Wagenheim, two of our current directors and executive officers and principal stockholders, which may include investments in an initial business transaction or the transfer of founder shares. BCM a former affiliate of Michael Rapp and Philip Wagenheim and the underwriter of our IPO, was dissolved in 2016.

No assurance can be given that the Company will reach any agreement with such private investment group and accordingly, if the Extension Amendment is approved by the requisite vote of the stockholders, and no agreement is reached, the Company’s current directors and management shall remain in office. To the extent an agreement is so reached, the Company will promptly issue a press release and timely file a Form 8-K disclosing such arrangement with the Securities and Exchange Commission.

A special meeting of warrantholders was also held on April 8, 2016, pursuant to which the warrantholders approved an amendment of the warrant agreement to provide for the conversion of all of the Company’s 8,000,000 then-outstanding warrants into an aggregate of 80,000 shares of common stock (so that each warrant is converted into one-hundredth (1/100th) of one share) upon the consummation of a business transaction, and for the termination of the warrant agreement in connection with such conversion.

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The trust proceeds are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, or the Investment Company Act, having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. The Company’s amended and restated certificate which, as described above, was not accepted for filing by the Secretary of State of the State of Delaware as a result of the Company’s failure to pay approximately $250,000 in delinquent Delaware franchise taxes (including interest and penalties), provides that, other than the withdrawal of interest to pay income taxes and franchise taxes and interest that may be withdrawn for working capital requirements, none of the funds held in trust will be released until the earlier of: (i) the completion of the Company’s business transaction; or (ii) the redemption of 100% of the shares of common stock included in the units sold in the Company’s initial public offering if the Company is unable to complete a business transaction by April 10, 2016, which was extended to April 10, 2017.

The net proceeds deposited into the trust account remain on deposit in the trust account earning interest. As of December 30, 2016, there was approximately $12,025,493 in investments and cash held in the trust account. As of March 23, 2017, there was approximately $12,043,817 in investments and cash held in the trust account after withdrawal of interest to pay income taxes and franchise taxes and for working capital requirements.

The mailing address of the Company’s principal executive office is 370 Lexington Avenue, Suite 1208, New York, New York 10017.

The Extension Amendment and the Trust Amendment

The Extension Amendment

The Company is proposing to amend its amended and restated certificate to:

•	extend the Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended; and

•	allow holders of the Company’s public shares to redeem their public shares, in connection with (i) the Extension Amendment and (ii) the Second Redemption, for a pro rata portion of the funds available in the trust account, and authorize the Company and the trustee to disburse such redemption payments.

The Trust Amendment

The Company is proposing to amend and restate the trust agreement to:

•	permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with (i) the Extension Amendment and (ii) the Second Redemption; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business transaction from April 10, 2017 to the Extended Termination Date.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time (i) the Extension Amendment becomes effective and (ii) the date of the Second Redemption, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

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If the Extension Amendment and the Trust Amendment Are Not Approved

If the Extension Amendment and the Trust Amendment are not approved and a business transaction is not consummated by April 10, 2017, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem all public shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for payment of franchise and income taxes and for working capital requirements, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for payment of taxes and working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance or from funds advanced by former principals of BCM.

If the Extension Amendment and the Trust Amendment Are Approved

Under the terms of the proposed Extension Amendment and Trust Amendment, public stockholders may make the Election. Public stockholders who do not redeem their public shares in connection with the Extension Amendment and Trust Amendment will be entitled to another opportunity to redeem their shares in connection with the Second Redemption.

If the Extension Amendment is approved by sixty-five percent (65%) or more of the common stock outstanding as of the record date and not abandoned and the Trust Amendment is approved by sixty-five percent (65%) or more of the common stock outstanding as of the record date and not abandoned, the Company will file the Extension Amendment with the Secretary of State of the State of Delaware in the form of Annex A hereto (assuming that the Company has paid its delinquent Delaware franchise taxes, has revived its corporate status in Delaware and is in good standing) and the Company will enter into the Trust Amendment with the trustee substantially in the form of Annex B hereto. The Company will remain a voluntary SEC reporting company and its units, common stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business transaction until the Extended Termination Date. Depending on how many holders of public shares make the Election (which could potentially be all or substantially all of the public shares), any business transaction that is consummated may be considerably smaller in size than contemplated in the IPO. As a result, there may be very little or no cash available to the Company to complete an initial business transaction unless it can obtain additional capital from outside sources.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of the funds in connection with the redemptions from the trust account may significantly reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by the Company’s initial stockholders, including its directors and officers.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s stockholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company may incur substantial expenses in seeking to complete any proposed business transaction, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Moreover, the Company has other significant liabilities, including delinquent Delaware franchise taxes of approximately $250,000 (including interest and penalties) and delinquent New York franchise taxes of approximately $150,000 (including interest and penalties). The Company may not have sufficient funds available to conduct the normal operations of the business or to consummate any proposed business transaction. Following the closing of the Company’s IPO and prior to the consummation of the initial business transaction, BCM and/or its principals committed to loan and/or advance the Company funds from time to time of up to $2,000,000, under an Expense Advancement Agreement. As of December 31, 2016, principals of BCM have loaned and/or advanced approximately $900,000 to the Company.

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If a business transaction is not completed and the expenses are not paid, in order to protect the amounts held in the trust account, pursuant to a written agreement, BCM and Michael Rapp previously agreed that they would be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a definitive transaction agreement, reduce the amounts in the trust account to below $5.00 per share, except as to any claims by a third party who executed a waiver of rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, BCM and Mr. Rapp will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Mr. Rapp would be able to satisfy those obligations, particularly since BCM was dissolved in 2016. Other than as described above, none of our officers have agreed to indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below $5.00 per public share and Mr. Rapp is unable to satisfy any applicable obligations or assert that they have no indemnification obligations related to a particular claim, our independent director would determine whether to take legal action. Accordingly, we cannot assure you that due to claims of creditors the actual value of a public stockholder’s pro rata portion of the funds available in the trust account will not be less than $5.00 per public share. You should read the proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

The Special Meeting of Stockholders

Date, Time and Place. The special meeting of the Company’s stockholders will be held at 10:00 a.m., local time at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at 666 Third Avenue, 25th Floor, New York, New York 10017 on Monday, April 10, 2017.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned the Company’s common stock at the close of business on March 23, 2017, the record date for the special meeting of stockholders. You are entitled to one vote for each share of common stock that you owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. Our warrants do not have voting rights. On the record date, there were 10,978,471 shares of our common stock outstanding, 2,399,071 of which are public shares and 8,579,400 of which are founder shares.

Votes Required. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s common stock outstanding on the record date voting for all proposals contained in the Extension Amendment and approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s common stock outstanding on the record date voting for the Trust Amendment.

No vote of the holders of any warrants issued by the Company is necessary to approve the Extension Amendment or the Trust Amendment, and we are not asking the warrantholders to vote on such proposals or any other proposal being considered at the special meeting of stockholders.

At the close of business on March 23, 2017, there were 10,978,471 outstanding shares of the Company’s common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment or the Trust Amendment to be approved, you must abstain, not vote, or vote against such proposal. If the Extension Amendment and the Trust Amendment are approved (and not abandoned), you will be entitled to redeem your shares for a pro rata portion of the funds available in the trust account if you made the Election. Public stockholders who do not redeem their public shares in connection with the Extension Amendment and Trust Amendment will be entitled to another opportunity to redeem their shares in connection with the Second Redemption. In addition, public stockholders who vote for the Extension Amendment and the Trust Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business transaction by the Extended Termination Date.

Redemption. If you are a public stockholder, you may demand redemption of your shares by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash for these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

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See the section entitled “Reasons for the Proposals — Redemption Procedure” for more information on how to demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposal to approve the Extension Amendment and the Trust Amendment being presented to stockholders at the special meeting of stockholders. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

The Company has retained Morrow & Co., LLC (“Morrow”) to assist it in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares you may call Morrow at (800) 662-5200. The Company has agreed to pay certain fees and expenses to Morrow in connection with its services in connection with the special meeting.

Material U.S. Federal Income Tax Consequences of Redemption of Shares

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment and the Trust Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, local, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who are “United States persons,” as defined in the Code and who hold their shares as a “capital asset,” as defined in the Code. A stockholder is a Unites States person for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. holders have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a Unites States person.

This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes, United States persons whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction.

If a partnership is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

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THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders.

A stockholder who does not make the Election (including any stockholder who votes in favor of the Extension Amendment and the Trust Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Extension Amendment and the Trust Amendment and consummation of other transactions described in this proxy statement.

U.S. Federal Income Tax Treatment of Electing Stockholders

A stockholder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. Federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) or a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If a redemption of shares is treated as a Sale, the stockholder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the stockholder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A stockholder’s adjusted tax basis in the redeemed shares generally will equal the stockholder’s acquisition cost for those shares. If the Holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a stockholder. Depending upon a stockholder’s particular circumstances, a stockholder may be able to designate which blocks of stock are redeemed in connection with the Extension Amendment and the Trust Amendment.

A redemption will be treated as a Sale with respect to a stockholder if the redemption of the stockholder’s shares (i) results in a “complete termination” of the stockholder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the stockholder or (iii) is “not essentially equivalent to a dividend” with respect to such stockholder. In determining whether any of these tests has been met, each stockholder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A stockholder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any stockholder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a stockholder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the stockholder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such stockholder before the redemption. Whether the redemption will result in a more than 20% reduction in a stockholder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering stockholders that are redeemed pursuant to the Election.

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Even if the redemption of a stockholder’s shares in connection with the Extension Amendment and the Trust Amendment is not treated as a Sale under either the “complete redemption” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that stockholder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the stockholder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over and does not participate in the management of our corporate affairs may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and stockholders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a stockholder, amounts received in exchange for the stockholder’s redeemed shares will be taxable to the stockholder as a “dividend” to the extent of such stockholder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the stockholder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the stockholder (to the extent of the stockholder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the stockholder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering stockholder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such stockholder. If the redemption is treated as a dividend but the stockholder has not retained any actually owned shares, the stockholder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Information Reporting and Back-up Withholding.

In general, in the case of stockholders other than certain exempt holders, payors are required to report to the IRS the gross proceeds from the redemption of shares in connection with the Extension Amendment and the Trust Amendment. U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering stockholder (or other payee) must either (i) provide to the Company such stockholder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such stockholder is awaiting a TIN) and certify that (A) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering stockholder that is a United States person is required to make such certifications by including a signed copy of Form W-9 that is included as part of the Letter of Transmittal. Exempt tendering stockholders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering stockholder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such stockholder pursuant to the redemption will be subject to backup withholding in an amount equal to 28% of such “reportable payments.” Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment and the Trust Amendment.

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Company’s Recommendation to Stockholders

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and the Trust Amendment. See the section entitled “Reasons for the Proposals — The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation.”

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Reasons for the Proposals — Interests of the Company’s Officers and Directors.”

Stock Ownership

Information concerning the holders of certain Company stockholders is set forth below under “Beneficial Ownership of Securities.”

THE SPECIAL MEETING OF STOCKHOLDERS

The Company is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Company’s board of directors for use at the special meeting of stockholders in connection with the proposed Extension Amendment and Trust Amendment. This proxy statement provides you with the information you need to know to be able to vote or instruct your vote to be cast at the special meeting of stockholders.

Date, Time and Place. The special meeting of stockholders will be held at 10:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at 666 Third Avenue, 25th Floor, New York, New York 10017 on Monday, April 10, 2017, to vote on the proposals to approve the Extension Amendment and the Trust Amendment.

Purpose. At the special meeting of stockholders, holders of the Company’s common stock will be asked to approve the Extension Amendment consisting of the following two amendments to the Company’s amended and restated certificate:

•	extend the Termination Date to the Extended Termination Date, and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended; and

•	allow holders of the Company’s public shares to redeem their public shares, in connection with (i) the Extension Amendment and (ii) the Second Redemption, for a pro rata portion of the funds available in the trust account, and authorize the Company and the trustee to disburse such redemption payments.

and a proposal to amend and restate the Company’s trust agreement to:

•	permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with (i) the Extension Amendment and (ii) the Second Redemption; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business transaction from April 10, 2017 to the Extended Termination Date.

Each proposal of the Extension Amendment and the Trust Amendment are essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business transaction, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

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As a result of the Company’s failure to pay approximately $250,000 in delinquent Delaware franchise taxes (including interest and penalties), the Initial Extension Amendment that was approved by its stockholders at the Company’s special meeting of stockholders on April 8, 2016 was not accepted for filing by the Secretary of State of the State of Delaware. As a result, as of April 10, 2016 the Company may have been required under its original amended and restated certificate of incorporation to redeem all of the public shares that remained outstanding and to promptly dissolve and liquidate. In addition, the Company’s corporate status in Delaware is currently void, and it is not currently recognized as an existing corporation. In light of the Company’s stockholders’ approval of the Initial Extension Amendment and the redemption right provided to each of the Company’s stockholders in connection with the approval of the Initial Extension Amendment and the Amended and Restated Trust Agreement, the Company has been operating under the terms of such Initial Extension Amendment consistent with the intent of its stockholders. Although the Company believes that it will be able to revive its corporate status and regain good standing in Delaware by paying the delinquent franchise taxes and making the requisite filings in Delaware, there can be no assurance that the Company will be revived in Delaware and that such good standing will be restored.

By voting for the Extension Amendment and the Trust Amendment, you are also ratifying the Initial Extension Amendment and the Amended and Restated Trust Agreement previously approved by our stockholders at the Special Meeting of Stockholders on April 8, 2016.

If the Company were not successful in reviving the Company, regaining good standing and filing the Extension Amendment with Delaware, the Company would promptly (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible redeem all public shares that are then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account divided by the number of then outstanding public shares, subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time (i) the Extension Amendment becomes effective and (ii) the date of the Second Redemption, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” the adoption of the Extension Amendment and “FOR” the adoption of the Trust Amendment.

Because of the business transaction provisions of the Company’s amended and restated certificate, if a business transaction is not completed by the Termination Date, the Company will redeem the public shares for a pro rata portion of the funds available in the trust account, unless stockholders approve all proposals of the Extension Amendment and the Trust Amendment.

The special meeting of stockholders has been called only to consider approval of the Extension Amendment and the Trust Amendment. Under Delaware law and the Company’s bylaws, no other business may be transacted at the special meeting of stockholders.

Record Date; Who is Entitled to Vote. The record date for the special meeting of stockholders is March 23, 2017. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of stockholders. At the close of business on the record date, there were 10,978,471 outstanding shares of the Company’s common stock (including 2,399,071 outstanding public shares), each of which entitles its holder to cast one vote per proposal.

Vote Required. Approval of the Extension Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date and voting for all proposals contained in the Extension Amendment and approval of the Trust Amendment will require the affirmative vote of holders of sixty-five percent (65%) or more of the Company’s common stock outstanding as of the record date and voting for the Trust Amendment.

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No vote of the holders of any warrants issued by the Company is necessary to approve the Extension Amendment or the Trust Amendment, and we are not asking the warrantholders to vote on such proposals or any other proposal being considered at the special meeting of stockholders.

The Company believes that circumstances warrant providing public stockholders with an opportunity to participate in a potential business transaction with a target business during the period ending on the Extended Termination Date. However, the Company’s IPO prospectus stated that the Company and the initial stockholders, including the Company’s officers and directors, have agreed not to take any action to amend or waive any provision of its amended and restated certificate of incorporation to allow the Company not to redeem the public shares if it does not complete a business transaction within 24 months from the date of the effectiveness of the IPO registration statement, as subsequently extended. Accordingly, we are again providing the holders of public shares with the opportunity to elect to redeem their shares in connection with the vote on the Extension Amendment and the Trust Amendment. The Company believes that such redemption right protects the Company’s public stockholders from (i) having to sustain their investments for an unreasonably long period due to the Company’s failure to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate and (ii) continuing as an investor in the Company with material changes to the terms in connection with the consummation of an initial business transaction.

All public stockholders may make the Election. Public stockholders who do not redeem their public shares in connection with the Extension Amendment and Trust Amendment will be entitled to another opportunity to redeem their shares in connection with the Second Redemption. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders and not abandoned, the remaining holders of public shares will continue to retain their right to redeem their shares for a pro rata portion of the funds available in the trust account in the event that the Company has not completed a business transaction by the Extended Termination Date.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time (i) the Extension Amendment becomes effective and (ii) the date of the Second Redemption, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Abstaining or failing to vote will have the same effect as a vote against the Extension Amendment and the Trust Amendment.

The Company’s board of directors believes the current stockholders are not prejudiced by the proposed Extension Amendment and Trust Amendment since all holders of public shares are concurrently being offered the opportunity to redeem their shares for a pro rata portion of the funds available in the trust account. In addition, public stockholders who do not redeem their public shares in connection with the Extension Amendment and Trust Amendment will be entitled to another opportunity to redeem their shares in connection with the Second Redemption.

All of the initial stockholders, including the Company’s directors and executive officers and their affiliates, are expected to vote any common stock (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, these stockholders beneficially owned and were entitled to vote 8,579,400 shares of the Company’s common stock, representing approximately 78% of the Company’s issued and outstanding common stock.

Voting Your Shares. Each share of common stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

If you are a stockholder with shares registered in your name, you may vote in person at the special meeting of stockholders or by proxy card by completing, signing, dating and mailing the enclosed proxy card in the envelope provided.

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If your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Revoking Your Proxy and Changing Your Vote. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting of stockholders or by voting in person at the meeting. Attendance at the meeting alone will not change your vote. You also may revoke your proxy delivering to the Company’s Secretary at 370 Lexington Avenue, Suite 1208, New York, New York 10017, a written notice of revocation prior to the special meeting of stockholders. If your shares are held in “street name,” consult your broker for instructions on how to revoke your proxy or change your vote.

Broker Non-Votes. If your broker holds your shares in its name and you do not give the broker voting instructions, your broker will not be permitted to vote your shares on the Extension Amendment or the Trust Amendment. This is known as a “broker non-vote.” Abstentions or broker non-votes will have the same effect as a vote against the Extension Amendment and the Trust Amendment.

Questions About Voting. The Company has retained Morrow to assist it in the solicitation of proxies. If you have any questions about how to vote or direct a vote in respect of your shares, you may call Morrow at (800) 662-5200. You may also want to consult your financial and other advisors about the vote.

Solicitation Costs. The Company is soliciting proxies on behalf of the Company’s board of directors. This solicitation is being made by mail but also may be made in person. The Company and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. The Company has agreed to pay certain fees and expenses to Morrow in connection with its services in connection with the special meeting.

The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Stock Ownership. Information concerning the holdings of certain the Company’s stockholders is set forth below under “Beneficial Ownership of Securities.”

STOCKHOLDER PROPOSAL NO. 1 - THE EXTENSION AMENDMENT

The Company is proposing to amend its amended and restated certificate to:

•	extend the Termination Date to the Extended Termination Date (April 10, 2019), and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended; and

•	allow holders of the Company’s public shares to redeem their public shares, in connection with (i) the Extension Amendment and (ii) the Second Redemption on the earlier of July 10, 2017 and the consummation of a business transaction, for a pro rata portion of the funds available in the trust account, and authorize the Company and the trustee to disburse such redemption payments.

Each proposal of the Extension Amendment is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business transaction. The implementation of such proposals is conditioned on the approval of the Trust Amendment proposal, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposals and the Trust Amendment are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

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A copy of the proposed amendment to the amended and restated certificate of the Company is annexed to this proxy statement as Annex A.

By voting for the Extension Amendment and the Trust Amendment, you are also ratifying the Initial Extension Amendment and the Amended and Restated Trust Agreement previously approved by our stockholders at the Special Meeting of Stockholders on April 8, 2016.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s outstanding common stock voting for all proposals contained in the Extension Amendment, is required to approve the Extension Amendment.

All of the initial stockholders, including the Company’s directors and executive officers and their affiliates, are expected to vote any common stock (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, these stockholders beneficially owned and were entitled to vote 8,579,400 shares of the Company’s common stock, representing approximately 78% of the Company’s issued and outstanding common stock.

STOCKHOLDER PROPOSAL NO. 2 - THE TRUST AMENDMENT

The Company is proposing to amend and restate the Company’s trust agreement to:

•	permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with (i) the Extension Amendment and (ii) the Second Redemption; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business transaction from April 10, 2017 to the Extended Termination Date.

The Trust Amendment is essential to the overall implementation of the board of directors’ plan to extend the date by which the Company must consummate its initial business transaction. The implementation of such proposal is conditioned on the approval of the Extension Amendment proposal, and, therefore, the Company’s board of directors will abandon the Extension Amendment and the Trust Amendment unless each of the above proposal and the Trust Amendment are approved by stockholders. Notwithstanding stockholder approval of all proposals, the Company’s board of directors will retain the right to abandon and not effect the Extension Amendment and the Trust Amendment at any time prior to its effectiveness without any further action by stockholders.

A stockholder’s approval of the Trust Amendment will constitute consent to the use of the Company’s trust account proceeds to pay, at the time (i) the Extension Amendment becomes effective and (ii) the date of the Second Redemption, and in exchange for surrender of shares, pro rata portions of the funds available in the trust account to the public stockholders making the Election in lieu of later distributions to which they would otherwise be entitled.

A copy of the proposed amendment to the trust agreement is annexed to this proxy statement as Annex B.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the Company’s outstanding common stock voting for the Trust Amendment is required to approve the Trust Amendment.

All of the initial stockholders, including the Company’s directors and executive officers and their affiliates, are expected to vote any common stock (including any public shares owned by them) in favor of the Extension Amendment and the Trust Amendment. On the record date, these stockholders beneficially owned and were entitled to vote 8,579,400 shares of the Company’s common stock, representing approximately 78% of the Company’s issued and outstanding common stock.

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REASONS FOR THE PROPOSALS

The Company’s original amended and restated certificate currently provides that if a business transaction is not consummated by the Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem all public shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for payment of franchise and income taxes and for working capital requirements, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for payment of taxes and working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The trust agreement provides that, unless a business transaction is consummated by April 10, 2017, the trustee would be required to commence liquidation as soon as practicable following such date. Moreover, the trust agreement provides that funds may be withdrawn from the trust account only in connection with the failure of the Company to consummate a business transaction by the Termination Date or other limited purposes.

Commencing promptly upon completion of its IPO, the Company began to search for an appropriate business transaction target. During the process, it relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms, and legal and accounting firms. As a result of these efforts, the Company identified many possible target companies, some of which advanced to due diligence and negotiation of terms of a deal. However, the Company was unable to complete a business transaction prior to April 10, 2016. On April 8, 2016, the requisite percentage of the Company’s stockholders approved the Initial Extension Amendment which provided for an extension to its original Termination Date from April 10, 2016 to April 10, 2017 (although such Initial Extension Amendment was not accepted for filing with the Secretary of State of the State of Delaware, as described below). However, the Company has not yet been able to enter into any agreement for a suitable business transaction but believes that it may be able to complete a suitable business transaction before the Extended Termination Date.

As a result of the Company’s failure to pay approximately $250,000 in delinquent Delaware franchise taxes (including interest and penalties), the Initial Extension Amendment that was approved by its stockholders at the Company’s special meeting of stockholders on April 8, 2016 was not accepted for filing by the Secretary of State of the State of Delaware. As a result, as of April 10, 2016, the Company may have been required under its original amended and restated certificate of incorporation to redeem all of the public shares that remained outstanding and to promptly dissolve and liquidate. In addition, the Company’s corporate status in Delaware is currently void, and it is not currently recognized as an existing corporation. In light of the Company’s stockholders’ approval of the Initial Extension Amendment and the redemption right provided to each of the Company’s stockholders in connection with the approval of the Initial Extension Amendment and the Amended and Restated Trust Agreement, the Company has been operating under the terms of such Initial Extension Amendment consistent with the intent of its stockholders. Although the Company believes that it will be able to revive its corporate status and be in good standing in Delaware by paying the delinquent franchise taxes and making the requisite filings in Delaware, there can be no assurance that the Company will be revived in Delaware and that such good standing will be restored.

If the Company were not successful in reviving the Company, being in good standing and filing the Extension Amendment with Delaware, the Company would promptly (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible redeem all public shares that are then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account divided by the number of then outstanding public shares, subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

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As of the date of this Proxy Statement, the Company is in advanced discussions, but has no definitive agreements with, a private investment group which, if consummated, would result in a new board of directors, management team and a direction for the Company. Among other issues, the following are the terms currently under discussion:

•           the transfer of all or substantially all of the founder shares for nominal consideration;

•           the purchase or forfeiture of all or substantially all of the founder shares for nominal consideration;

•           the potential purchase of public shares in open market or privately negotiated transactions;

•           the replacement of the Board of Directors and management;

•           the favorable resolution of outstanding creditor claims; and

•           potential transactions with Michael Rapp and Philip Wagenheim, two of our current directors and executive officers and principal stockholders, which may include investments in an initial business transaction or the transfer of founder shares. BCM a former affiliate of Michael Rapp and Philip Wagenheim and the underwriter of our IPO, was dissolved in 2016.

No assurance can be given that the Company will reach any agreement with such private investment group and accordingly, if the Extension Amendment is approved by the requisite vote of the stockholders, and no agreement is reached, the Company’s current directors and management shall remain in office. To the extent an agreement is so reached, the Company will promptly issue a press release and timely file a Form 8-K disclosing such arrangement with the Securities and Exchange Commission.

The Company believes that circumstances warrant providing public stockholders with an opportunity to participate in a potential business transaction with a target business during the period ending on the Extended Termination Date. However, the Company’s IPO prospectus stated that the Company and the initial stockholders, including the Company’s officers and directors, have agreed not to take any action to amend or waive any provision of its amended and restated certificate of incorporation to allow the Company not to redeem the public shares if it does not complete a business transaction within 24 months from the date of the effectiveness of the IPO registration statement, which date was subsequently extended by the Initial Extension Amendment. Accordingly, we are again providing the holders of public shares with the opportunity to elect to redeem their shares in connection with the vote on the Extension Amendment and the Trust Amendment. The Company believes that such redemption rights protect the Company’s public stockholders from (i) having to sustain their investments for an unreasonably long period due to the Company’s failure to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate and (ii) continuing as an investor in the Company with material changes to the terms relating to the consummation of an initial business transaction.

The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements entered into with the initial stockholders all contemplated that the 28,375,000 shares of common stock issued to the initial stockholders included an aggregate of 25,106,250 shares of common stock that are subject to forfeiture pursuant to the terms of the insider letter agreements (of which 19,795,600 shares have been forfeited to date), so that the initial stockholders and their permitted transferees would own no more than 20% of the Company’s issued and outstanding shares after the business transaction based on certain assumptions as disclosed in the IPO prospectus. In connection with Initial Extension Amendment, the Company will no longer be adhering to this agreement that the initial stockholders would own no more than 20% of the Company’s issued and outstanding shares after the business transaction. Accordingly, the board of directors of the Company may choose in its discretion to forfeit and cancel as many founder shares as it determines is appropriate in connection with the initial business transaction, which could include the forfeiture of none of the founder shares. Following a business transaction, the initial stockholders could continue to own all or substantially all of its shares and the public stockholders could own a significantly smaller portion of the total outstanding shares of common stock than as contemplated by the IPO prospectus, previous filings with the SEC and the insider letter agreements. Additionally, if the Proposed Transactions are consummated, the private investment group that is party to the Proposed Transactions may purchase or cause the forfeiture of all or substantially all of such founder shares.

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The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements also contemplated a private placement of at least 1,000,000 shares of common stock (or securities convertible into common stock) at $5.00 per share in a private placement to occur concurrently with the closing of the Company’s initial business transaction for gross proceeds of $5,000,000. However, it is possible that neither the Company nor the initial stockholders that had previously agreed to such placement will adhere to such agreement and accordingly, the size of the private placement will be determined by the board of directors in connection with the initial business transaction, which could result in the consummation of a smaller private placement or no private placement at all in connection with the initial business transaction. In addition, the insider letter agreements entered into with the initial stockholders contained certain restrictions on transfer of the founder shares except for certain permitted transfers. The Company and the initial stockholders are not adhering to such agreements relating to the transfer restrictions, and as contemplated by the Proposed Transactions, transfers of founder shares will be permitted at any time, subject to applicable law.

Because of the foregoing material changes to the terms relating to the consummation of an initial business transaction and the Extension Amendment and Trust Amendment, you should consider these material changes and elect to redeem your public shares if you do not wish to continue as an investor in our Company with these material changes relating to a potential initial business transaction.

Public stockholders may elect to redeem all or a portion of their shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment (the “Election”) regardless of how such public stockholders vote. If the Extension Agreement is approved, Public stockholders who do not redeem their public shares in connection with the Extension Amendment and Trust Amendment will be entitled to another opportunity to redeem their shares in connection with the Second Redemption. Public stockholders who do not redeem their public shares will continue to be entitled to redemption if the Company has not completed a business transaction by the Extended Termination Date.

All public stockholders may make the Election. If the Extension Amendment and the Trust Amendment are approved by the requisite vote of stockholders and not abandoned, the remaining holders of public shares will continue to retain their right to redeem their shares for a pro rata portion of the funds available in the trust account in the event that the Company has not completed a business transaction by the Extended Termination Date.

The Trust Amendment is necessary to extend the period for the Company to consummate a business transaction from April 10, 2017 to the Extended Termination Date and to permit the withdrawal and distribution of the funds to public stockholders who properly demand redemption in connection with (i) the Extension Amendment and the Trust Amendment and (ii) the Second Redemption.

The initial stockholders have each waived their respective redemption rights with respect to the founder shares if we fail to consummate a business transaction by the Termination Date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the trust account balance of funds advanced by former principals of BCM. In considering the Extension Amendment and the Trust Amendment, the Company’s board of directors came to the conclusion that the potential benefits of the a potential business transaction to the Company and its stockholders and providing the holders of public shares with the opportunity to elect to redeem their shares outweighed the possibility of any liability as a result of the Extension Amendment and the Trust Amendment.

As noted in “Reasons for the Proposals — Possible Claims Against and Impairment of the Trust Account,” below, the Extension Amendment and the Trust Amendment will result in the Company incurring additional transaction expenses. Moreover, the Company has other significant liabilities, including delinquent Delaware franchise taxes of approximately $250,000 (including interest and penalties) and delinquent New York franchise taxes of approximately $150,000 (including interest and penalties). The Company’s board of directors believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the trust account, any resulting redemptions would have no adverse effect on the public stockholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in the event that the Company did not consummate a business transaction by the Termination Date and if the Company is not able to consummate a business transaction prior to the Extended Termination Date, its public stockholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business transaction by the Termination Date.

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However, if material liabilities are sought to be satisfied from the trust account, the trust account could possibly be reduced or subject to reduction beyond the reduction resulting from public stockholder redemptions, which could result in the reduction of a public stockholder’s current pro rata portion of the trust account available for distribution. Moreover, attendant litigation could result in delay in the availability of trust account funds for use by the Company upon completion of the business transaction.

Treatment of Warrants

If the Extension Amendment and the Trust Amendment are not approved or are abandoned, the warrants will expire worthless.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment and the Trust Amendment, the Company’s stockholders should be aware that if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company may incur substantial expenses in seeking to complete any proposed business transaction, in addition to expenses incurred in proposing the Extension Amendment and the Trust Amendment. Moreover, the Company has other significant liabilities, including delinquent Delaware franchise taxes of approximately $250,000 (including interest and penalties) and delinquent New York franchise taxes of approximately $150,000 (including interest and penalties). The Company may not have sufficient funds available to conduct the normal operations of the business or to consummate any proposed business transaction. Following the closing of the Company’s IPO and prior to the consummation of the initial business transaction, BCM and/or its principals committed to loan and/or advance the Company funds from time to time of up to $2,000,000, under an Expense Advancement Agreement. As of December 31, 2016, principals of BCM have loaned and/or advanced approximately $900,000 to the Company.

If a business transaction is not completed and the expenses are not paid, in order to protect the amounts held in the trust account, pursuant to a written agreement, BCM and Michael Rapp previously agreed that they would be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a definitive transaction agreement, reduce the amounts in the trust account to below $5.00 per share, except as to any claims by a third party who executed a waiver of rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, BCM and Mr. Rapp will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Mr. Rapp would be able to satisfy those obligations, particularly since BCM was dissolved in 2016. Other than as described above, none of our officers have agreed to indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the trust account are reduced below $5.00 per public share and Mr. Rapp is unable to satisfy any applicable obligations or assert that they have no indemnification obligations related to a particular claim, our independent director would determine whether to take legal action. Accordingly, we cannot assure you that due to claims of creditors the actual value of a public stockholder’s pro rata portion of the funds available in the trust account will not be less than $5.00 per public share. You should read the proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment and the Trust Amendment.

In view of the foregoing, the Company’s board of directors believes it in the best interests of the Company’s stockholders to approve the Extension Amendment and the Trust Amendment.

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Automatic Redemption

If the Extension Amendment and the Trust Amendment are not approved and the a business transaction is not consummated by the Termination Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than five business days thereafter, redeem all public shares then outstanding at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any amounts representing interest earned on the trust account, less any interest released to us for payment of franchise and income taxes and for working capital requirements, the payment of taxes or dissolution expenses (although, we expect all or substantially all of the interest released to be used for payment of taxes and working capital purposes), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The initial stockholders have each waived their respective redemption rights with respect to the founder shares if we fail to consummate a business transaction by the Termination Date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

Changes to Material Terms Relating to Consummation of a Business Transaction

The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements entered into with the initial stockholders all contemplated that the 28,375,000 shares of common stock issued to the initial stockholders included an aggregate of 25,106,250 shares of common stock that are subject to forfeiture pursuant to the terms of the insider letter agreements (of which 19,795,600 shares have been forfeited to date), so that the initial stockholders and their permitted transferees would own no more than 20% of the Company’s issued and outstanding shares after the business transaction based on certain assumptions as disclosed in the IPO prospectus. The Company will no longer be adhering to this agreement that the initial stockholders would own no more than 20% of the Company’s issued and outstanding shares after the business transaction. Accordingly, the board of directors of the Company may choose in its discretion to forfeit and cancel as many founder shares as it determines is appropriate in connection with the initial business transaction, which could include the forfeiture of none of the founder shares. Following a business transaction, the initial stockholders could continue to own all or substantially all of its shares and the public stockholders could own a significantly smaller portion of the total outstanding shares of common stock than as contemplated by the IPO prospectus, previous filings with the SEC and the insider letter agreements. Additionally, if the Proposed Transactions are consummated, the private investment group that is party to the Proposed Transactions may purchase or cause the forfeiture of all or substantially all of such founder shares.

The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements also contemplated a private placement of at least 1,000,000 shares of common stock (or securities convertible into common stock) at $5.00 per share in a private placement to occur concurrently with the closing of the Company’s initial business transaction for gross proceeds of $5,000,000. However, it is possible that neither the Company nor the initial stockholders that had previously agreed to such placement will adhere to such agreement and accordingly, the size of the private placement will be determined by the board of directors in connection with the initial business transaction, which could result in the consummation of a smaller private placement or no private placement at all in connection with the initial business transaction. In addition, the insider letter agreements entered into with the initial stockholders contained certain restrictions on transfer of the founder shares except for certain permitted transfers. The Company and the initial stockholders are not adhering to such agreements relating to the transfer restrictions, and as contemplated by the Proposed Transactions, transfers of founder shares will be permitted at any time, subject to applicable law.

Because of the foregoing material changes to the terms relating to the consummation of an initial business transaction and the Extension Amendment and Trust Amendment, you should consider these material changes and elect to redeem your public shares if you do not wish to continue as an investor in our Company with these material changes relating to a potential initial business transaction.

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of the funds in connection with the redemptions from the trust account may significantly reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by the Company’s initial stockholders, including its officers and directors.

Redemption Rights

If the Extension Amendment and the Trust Amendment are approved (and not abandoned), the Company will afford the public stockholders making the Election, the opportunity to receive, at the time the Extension Amendment and the Trust Amendment become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account calculated as if the Company had not consummated a business transaction by the Termination Date.

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Public stockholders who do not redeem their public shares in connection with the Extension Amendment and Trust Amendment will be entitled to another opportunity to redeem their shares in connection with the Second Redemption.

If you do not make the Election, you will continue to retain the opportunity to redeem your public shares in the event that the Company has not completed a business transaction by the Extended Termination Date.

Redemption Procedure

A redemption demand may be made by checking the applicable box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and the Trust Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 17 Battery Place, New York, New York 10004, Attn: Mark Zimkind mzimkind@continentalstock.com, by April 21, 2017 or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment and the Trust Amendment are approved.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that do not elect to exercise their redemption rights. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates and/or shares that have not been tendered in accordance with these procedures by April 21, 2017 will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares and the Extension Amendment and the Trust Amendment are not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment and the Trust Amendment will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment and the Trust Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment and execution of the Trust Amendment. The Company will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

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If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, calculated as of the record date. As of March 23, 2017, this would amount to approximately $5.00 per share. If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your stock certificate(s) to the Company’s transfer agent by April 21, 2017. If the Extension Amendment and the Trust Amendment are not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete a business transaction by the Termination Date (unless such date is extended), the public shares of the public stockholders will be redeemed in accordance with the terms of the amended and restated certificate promptly following such date.

For the Second Redemption, if you remain a holder of public shares, the Company will send you documents that will allow you to redeem your public shares on the earlier of July 10, 2017 and the consummation of a business transaction.

Interests of the Company’s Officers and Directors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	if the Extension Amendment and the Trust Amendment are not approved and a business transaction is not consummated by the Termination Date, the Company will redeem all public shares and promptly thereafter, dissolve and liquidate. Our initial stockholders have agreed to waive their respective redemption rights with respect to the founder shares if a business transaction is not consummated by the Termination Date. In such event, the issued and outstanding founder shares that were acquired prior to the IPO will be in all probability be worthless because they will not be entitled to participate in the redemption;

•	if the Proposed Transactions are consummated, of which there can be no assurance, then among other things (i) the current members of the Board of Directors and management shall resign, (ii) such persons shall transfer their founder shares for nominal consideration and (iii) there is the potential for transactions with Michael Rapp and Philip Wagenheim, our current directors and executive officers and principal stockholders, which may include investments in an initial business transaction or the transfer of founder shares. BCM an affiliate of Michael Rapp and Philip Wagenheim and the underwriter of our IPO, was dissolved in 2016;

•	material changes to certain terms relating to the consummation of a business transaction that benefit the Company’s initial stockholders, including the Company’s executive officers and members of the Company’s board of directors. The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements entered into with the initial stockholders all contemplated that the 28,375,000 shares of common stock issued to the initial stockholders included an aggregate of 25,106,250 shares of common stock that are subject to forfeiture pursuant to the terms of the insider letter agreements (of which 19,795,600 shares have been forfeited to date), so that the initial stockholders and their permitted transferees would own no more than 20% of the Company’s issued and outstanding shares after the business transaction based on certain assumptions as disclosed in the IPO prospectus. The Company will no longer be adhering to this agreement that the initial stockholders would own no more than 20% of the Company’s issued and outstanding shares after the business transaction. Accordingly, the board of directors of the Company may choose in its discretion to forfeit and cancel as many founder shares as it determines is appropriate in connection with the initial business transaction, which could include the forfeiture of none of the founder shares. Following a business transaction, the initial stockholders could continue to own all or substantially all of its shares and the public stockholders could own a significantly smaller portion of the total outstanding shares of common stock than as contemplated by the IPO prospectus, previous filings with the SEC and the insider letter agreements. Additionally, if the Proposed Transactions are consummated, the private investment group that is party to the Proposed Transactions may purchase or cause the forfeiture of all or substantially all of such founder shares. The Company’s IPO prospectus, previous filings with the SEC and insider letter agreements also contemplated a private placement of at least 1,000,000 shares of common stock (or securities convertible into common stock) at $5.00 per share in a private placement to occur concurrently with the closing of the Company’s initial business transaction for gross proceeds of $5,000,000. However, it is possible that neither the Company nor the initial stockholders that had previously agreed to such placement will adhere to such agreement and accordingly, the size of the private placement will be determined by the board of directors in connection with the initial business transaction, which could result in the consummation of a smaller private placement or no private placement at all in connection with the initial business transaction. In addition, the insider letter agreements entered into with the initial stockholders contained certain restrictions on transfer of the founder shares except for certain permitted transfers. The Company and the initial stockholders are not adhering to such agreements relating to the transfer restrictions, and as contemplated by the Proposed Transactions, transfers of founder shares will be permitted at any time, subject to applicable law;

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•	if the Extension Amendment and the Trust Amendment are approved (and not abandoned), the removal of the funds in connection with the redemptions from the trust account may significantly reduce the amount remaining in the trust account (which could be reduced to very little or zero) and increase the percentage interest of the Company’s common stock held by the Company’s initial stockholders, including its officers and directors;

•	in connection with the IPO, BCM and Mr. Rapp previously agreed to be jointly and severally liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a definitive transaction agreement, reduce the amounts in the trust account to below $5.00 per public share, except as to any claims by a third party who executed a waiver of rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the offering against certain liabilities, including liabilities under the Securities Act BCM was discussed in 2016;

•	all rights specified in the Company’s amended and restated certificate relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the business transaction. If the business transaction is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions; and

•	the Company’s financial, legal and other advisors have rendered services for which they may not be paid if the business transaction is not consummated. Although these payments are not expressly contingent on the outcome of the Company’s stockholder vote, any recovery of such fees and expenses by these vendors will be much more difficult in the event a business transaction is not consummated. As such, these vendors could be viewed as having an interest in the outcome of such vote.

The Board’s Reasons for the Extension Amendment and the Trust Amendment, its Conclusion, and its Recommendation

As discussed below, after careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its stockholders. The board of directors has approved and declared advisable adoption of the Extension Amendment and the Trust Amendment, and recommends that you vote “FOR” such adoption.

In determining to recommend the Extension Amendment and the Trust Amendment, the Company’s board of directors concluded that a potential business transaction may be in the best interests of the Company’s stockholders since it believes the Company’s stockholders could potentially benefit from that transaction and by providing the holders of public shares with the opportunity to elect to redeem their shares in connection with (i) the Extension Amendment and the Trust Amendment and (ii) the Second Redemption.

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The Company believes that circumstances warrant providing public stockholders with an opportunity to participate in a potential business transaction with a target business during the period ending on the Extended Termination Date. However, the Company’s IPO prospectus stated that the Company and the initial stockholders, including the Company’s officers and directors, have agreed not to take any action to amend or waive any provision of its amended and restated certificate of incorporation to allow the Company not to redeem the public shares if it does not complete a business transaction within 24 months from the date of the effectiveness of the IPO registration statement, as subsequently extended. Accordingly, we are providing the holders of public shares with the opportunity to elect to redeem their shares in connection with the vote on the Extension Amendment and the Trust Amendment. The Company believes that such redemption right protects the Company’s public stockholders from (i) having to sustain their investments for an unreasonably long period due to the Company’s failure to find a suitable acquisition in the timeframe contemplated by the amended and restated certificate and (ii) continuing as an investor in the Company with material changes to the terms in connection with the consummation of an initial business transaction.

Having taken into account the matters discussed above, the Company’s board of directors believes that, if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and no material liabilities are sought to be satisfied from the trust account, any resulting redemptions would have no adverse effect on the public stockholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business transaction by the Termination Date, and, if the Company is not able to consummate a business transaction prior to the Extended Termination Date, its public stockholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business transaction by the Termination Date.

The Company’s board of directors has unanimously approved the Extension Amendment and the Trust Amendment.

In addition, the Company’s board of directors was mindful of and took into account the conflict, as described in “Interests of the Company’s Officers and Directors”, between their respective personal pecuniary interests in successfully completing a business transaction and the interests of public stockholders. The board of directors determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business transaction is ultimately completed, could be less than additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s stockholders to the best of their ability, as well as less than the potential benefits to public stockholders wishing to have an opportunity to participate in a potential business transaction, which they, as Company stockholders as well, share. In making that determination, the Chairman of the board of directors took into consideration the fact that in proposing the Extension Amendment and the Trust Amendment, he may incur indemnification obligations to the Company under his existing commitment substantially in excess of those currently accrued. At the same time, he recognized that completing a potential business transaction would be expected to result in a company more capable than the Company alone to pay existing obligations of the Company and expenses incurred after approval of the Extension Amendment and the Trust Amendment, all of which obligations he might be called upon to pay under his existing commitment.

After careful consideration of all relevant factors, the Company’s board of directors determined that the Extension Amendment and the Trust Amendment are fair to, and in the best interests of, the Company and its stockholders, and has declared them advisable.

The Board of Directors recommends that you vote “FOR” the Extension Amendment and the Trust Amendment.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 10,978,471 shares of our common stock outstanding as of March 23, 2017, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our officers and directors; and

•	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owners	Amount and nature of beneficial ownership	Percentage of outstanding common stock
Directors and Officers and 5% Beneficial Owners:
Michael Rapp(1,2) 370 Lexington Avenue, Suite 1208 New York, New York 10017	2,418,750	22.0%
Philip Wagenheim(1,2,3) 370 Lexington avenue, Suite 1208 New York, New York 10017	956,250	8.7%
Aaron Serruya (1)(4) 210 Shields Court Markham, Ontario L3R 8V2: Canada	916,000	8.3%
All directors and officers as a group (3 persons)	4,291,000	39%

(1)	Based on 10,978,471 shares of common stock outstanding as of March 23, 2017 (after giving effect to 19,795,600 founder shares forfeited to date and the Company’s prior redemptions). The founder shares held by the stockholders named above will be subject to forfeiture as described in the Company’s Annual Report on Form 10-K and the IPO prospectus.

(2)	Each of Messrs. Rapp and Wagenheim own 0.22% and 0.22%, respectively, of the membership interests of Committed Capital Holdings II LLC. Mr. Rapp is the managing member of Committed Capital Holdings II LLC, and the 450,000 shares of our common stock beneficially owned by Committed Capital Holdings II LLC are included in the ownership numbers of Mr. Rapp because he holds voting and investment control over such shares of common stock. Based on their membership interests in Committed Capital Holdings II LLC, Messrs. Rapp and Wagenheim each have a pecuniary interest in 1,000 and 1,000 shares of our common stock owned by Committed Capital Holdings II LLC, respectively.

(3)	300,000 of such shares are held by BCM X5 Holdings, LLC, of which Mr. Wagenheim is the managing member.
(4)	Such shares are held by the Serruya Family Foundation, of which Aaron Serruya is a trustee.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 370 Lexington Avenue, Suite 1208, New York, New York 10017, or by telephone at (212) 759-2020 to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Our annual reports contain financial statements audited by our independent registered public accounting firm. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Committed Capital Acquisition Corporation II, 370 Lexington Avenue, Suite 1208, New York, New York 10017, Attn: Secretary.

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Annex A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
COMMITTED CAPITAL ACQUISITION CORPORATION II

Committed Capital Acquisition Corporation II, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Committed Capital Acquisition Corporation II”. The Corporation was originally incorporated under the name “BCM Partners I, Corp.” and the original certificate of incorporation was filed with the Secretary of State of the State of Delaware on May 18, 2011 (the “Original Certificate”). On February 1, 2012, February 24, 2012 and March 1, 2012, amendments to the Original Certificate were filed with the Secretary of State of the State of Delaware (such amendments, together with the Original Certificate, the “Existing Certificate”), which, among other things, changed the Corporation’s name to “Committed Capital Acquisition Corporation II”.

2. The Corporation’s Amended and Restated Certificate of Incorporation (the “Prior Certificate”) was filed with the Secretary of State of the State of Delaware on August 11, 2014.

3. This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was duly adopted by the Board of Directors of the Corporation (the “Board”) and the stockholders of the Corporation in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4. This Amended and Restated Certificate restates, integrates and further amends the provisions of the Prior Certificate.

5. Certain capitalized terms used in this Amended and Restated Certificate are defined where appropriate herein.

6. The text of the Prior Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I
NAME

The name of the corporation is Committed Capital Acquisition Corporation II (the “Corporation”).

ARTICLE II
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”). In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business transaction, involving the Corporation and one or more businesses (a “Business Transaction”).

ARTICLE III
REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 615 South DuPont Highway, Dover, Delaware 19901, Kent County, and the name of the Corporation’s registered agent at such address is National Corporate Research, Ltd.

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ARTICLE IV
CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 260,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.00001 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”).

Section 4.2 Preferred Stock. Subject to Article IX of this Amended and Restated Certificate, the Preferred Stock may be issued from time to time in one or more series. The Board is hereby expressly authorized to provide for the issuance of shares of the Preferred Stock in one or more series and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional and other special rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designations (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions. Subject to the other provisions of this Amended and Restated Certificate, shares of each such series may (i) rank senior to shares of any capital stock as to the payment of the distribution of assets on liquidation; (ii) bear a stated dividend and/or rank senior to shares of any capital stock as to the payment of dividends; (iii) be redeemable by the holder thereof; (iv) have voting or other rights with respect to the control of the Corporation which rank senior to shares of any outstanding capital stock; or (v) otherwise have rights, powers or preferences which are senior or otherwise superior to shares of any outstanding capital stock. Subject to the other provisions of this Amended and Restated Certificate and any limitations prescribed by law, no consent of the holders of Common Stock or any outstanding series of Preferred Stock shall be required in connection with such authorization and issuance by the Board of any such series of Preferred Stock.

Section 4.3 Common Stock.

(a) Subject to the provisions in Article IX hereof, the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote. Except as otherwise required by law or this Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Amended and Restated Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate (including any Preferred Stock Designation).

(b) Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock and the provisions of Article IX hereof, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(c) Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

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ARTICLE V
BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Amended and Restated Certificate or the Bylaws (“Bylaws”) of the Corporation, the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Amended and Restated Certificate and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Amended and Restated Certificate, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

(b) Subject to Section 5.5 hereof, the Board shall be divided into two classes, as nearly equal in number as possible and designated Class I and Class II. The Board is authorized to assign members of the Board already in office to Class I and Class II. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate; and the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Amended and Restated Certificate, successors to the class of directors whose term expires at that annual meeting shall be elected for a two-year term. Subject to Section 5.5 hereof, if the number of directors is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

(c) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors or any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

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Section 5.5 Preferred Stock — Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI
BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

ARTICLE VII
MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Meetings. Subject to the rights of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, Chief Executive Officer or President of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Whole Board, and the ability of the stockholders to call a special meeting is hereby specifically denied.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent. Subsequent to the consummation of the Corporation’s initial public offering (the “Offering”), any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such holders and may not be effected by written consent of the stockholders.

ARTICLE VIII
LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

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Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX
BUSINESS TRANSACTION REQUIREMENTS; EXISTENCE

Section 9.1 General.

(a) The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Transaction and may be amended to be effective prior to the consummation of the initial Business Transaction only by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

(b) Immediately after the Offering, the gross offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1 (File No. 333-192586), as initially filed with the Securities and Exchange Commission on November 27, 2013, as amended (the “Registration Statement”), and the final prospectus relating to the Offering (the “Final Prospectus”), shall be deposited in a trust account established for the benefit of the public stockholders (the “Trust Account”), pursuant to a trust agreement described in the Registration Statement. The funds held in the Trust Account will be held in a trust account maintained by Continental Stock Transfer & Trust Company, Inc. Purchasers of the Offering Shares (as defined below) in the Offering or in the secondary market following the Offering (whether or not such purchasers are affiliates of the stockholders of the Corporation existing prior to the completion of the Offering (the “Initial Stockholders”)) are referred to herein as “Public Stockholders.”

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Section 9.2 Redemption Rights.

(a) Other than as set forth in Section 9.2(b), Section 9.2(c) and Section 9.2(d), the holders of the Common Stock of the Corporation shall not have any right to require the Corporation to redeem the shares of Common Stock sold as part of the units in the Offering (the “Offering Shares”).

(b) In the event that the Corporation has not consummated a Business Transaction by April 10, 2019, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably practicable, but in any event no later than five days thereafter, subject to lawfully available funds therefor, redeem the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable and less any interest that the Corporation may withdraw for working capital requirements, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably practicable following such redemptions, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(c) Any stockholder of the Corporation holding Offering Shares who properly demanded that the Corporation redeem its Offering Shares, following the specific procedures for redemptions set forth by the Corporation in the proxy statement materials sent to the Corporation’s Public Stockholders relating to this amendment to the Prior Certificate (the “Extension Amendment”), may elect to have the Corporation redeem its Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of the record date for determination of stockholders entitled to vote on such amendment, less taxes payable and any interest that the Corporation may withdraw in accordance with the terms of that certain Amended and Restated Investment Management Trust Agreement, dated April 8, 2016, by and between the Corporation and Continental Stock Transfer & Trust Company (the “Trust Agreement”) for working capital requirements, by (b) the total number of then outstanding Offering Shares, which redemption will completely extinguish the rights of such stockholder (including the right to receive further liquidation distributions, if any), subject to applicable law. Payment of the amounts necessary to satisfy the redemption rights exercised pursuant to this Section 9.2(c) shall be made as promptly as practicable after the approval of the Extension Amendment.

(d) Any stockholder of the Corporation holding Offering Shares who properly demanded that the Corporation redeem its Offering Shares, following the specific procedures for redemptions set forth by the Corporation in documents sent to the Corporation’s Public Stockholders relating to an additional opportunity to redeem such Offering Shares (the “Second Redemption”) on the earlier of (i) July 10, 2017 and (ii) the consummation of a Business Transaction (the “Second Redemption Date”), may elect to have the Corporation redeem its Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (a) the aggregate amount on deposit in the Trust Account as of the Second Redemption Date, less taxes payable and any interest that the Corporation may withdraw in accordance with the terms of the Trust Agreement for working capital requirements, by (b) the total number of then outstanding Offering Shares, which redemption will completely extinguish the rights of such stockholder (including the right to receive further liquidation distributions, if any), subject to applicable law. A stockholder’s right to participate in the Second Redemption shall remain open for a period of ten (10) calendar days following the Second Redemption Date. Payment of the amounts necessary to satisfy the redemption rights exercised pursuant to this Section 9.2(d) shall be made on or as promptly as practicable after the Second Redemption Date.

Section 9.3 Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Section 9.2(b), Section 9.2(c) and 9.2(d) hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

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(b) Payment of the amounts necessary to redeem the Offering Shares pursuant to Section 9.2(b) shall be made as promptly as reasonably practicable after the end of the period set forth in Section 9.2(b) hereof and the delivery of shares by the applicable stockholder.

(c) Each Public Stockholder that has not redeemed its Offering Shares under Sections 9.2(c) or Section 9.2(d) hereof shall retain its interest in the Corporation.

(d) The exercise by a Public Stockholder of the redemption rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer, proxy statement materials or other documents sent to the Corporation’s Public Stockholders relating to the proposed Extension Amendment or Second Redemption, as applicable.

Section 9.4 Issuances of Shares or Debt Securities. Prior to the consummation of the Corporation’s initial Business Transaction, the Corporation shall not issue any additional shares of capital stock of the Corporation or any debt securities that would entitle the holders thereof to receive funds from the Trust Account or vote on any Business Transaction proposal.

Section 9.5 Transactions with Affiliates.

(a) In the event the Corporation enters into an agreement with respect to a Business Transaction with a target business that is affiliated with an Initial Stockholder, or the directors or officers of the Corporation, then the Corporation, or a committee of directors of the Corporation who do not have an interest in the transaction, shall obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority that such Business Transaction is fair to the stockholders of the Corporation from a financial point of view.

(b) Prior to the consummation of any transaction with any affiliate of the Corporation, such transaction must be approved by a majority of the members of the Board who do not have an interest in the transaction, and such directors had access, at the Corporation’s expense, to the Corporation’s attorney’s or independent legal counsel, and the disinterested directors must determine that the terms of such transaction are no less favorable to the Corporation than those that would be available to the Corporation with respect to such a transaction from unaffiliated third parties.

Section 9.6 No Transactions with Other Blank Check Companies. The Corporation shall not enter into a Business Transaction with another blank check company or a similar company with nominal operations.

ARTICLE X
CORPORATE OPPORTUNITY

The doctrine of corporate opportunity, or any other analogous doctrine, shall not apply, with respect to the Corporation, to any of its officers or directors in circumstances where the application of any such doctrine would conflict with (i) any fiduciary duties or contractual obligations they may owe in their capacities as Managing Member (or any other position) of Broadband Capital Partners LLC or Broadband Capital Investments LLC (the Broadband Entities”), (ii) any fiduciary duties or contractual obligations they may owe in their capacities as director or manager (or any other position) of any other entity or entities pursuant to any investment made by the Broadband Entities, and (iii) any other fiduciary duties or contractual obligations such persons may currently or in the future have due to relationships and agreements with third parties that exist as of the date of this Amended and Restated Certificate of Incorporation.

ARTICLE XI
AMENDMENT OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges herein conferred upon stockholders, directors or any other persons by and pursuant to this Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Amended and Restated Certificate may be amended only as provided therein.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

A-7

IN WITNESS WHEREOF, Committed Capital Acquisition Corporation II has caused this Amended and Restated Certificate to be duly executed in its name and on its behalf by its Chief Executive Officer this __th day of April, 2017.

COMMITTED CAPITAL ACQUISITION CORPORATION II

By:
Name: Michael Rapoport
Title: Chief Executive Officer

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Annex B

SECOND AMENDED AND RESTATED INVESTMENT MANAGEMENT TRUST AGREEMENT

This second amended and restated investment management trust agreement (“Agreement”) is made as of April __, 2017, by and between Committed Capital Acquisition Corporation II (the “Company”), a Delaware corporation, and Continental Stock Transfer & Trust Company (“Trustee”) located at 17 Battery Place, New York, New York 10004. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Registration Statement.

WHEREAS, the Company’s initial registration statement, as amended, on Form S-1, No. 333-192586 (the “Registration Statement”), for its initial public offering of securities (“IPO”) has been declared effective as of April 10, 2014 by the Securities and Exchange Commission (“Commission”); and

WHEREAS, Broadband Capital Management LLC (“BCM”) acted as the representative of the underwriters in the IPO pursuant to an underwriting agreement (the “Underwriting Agreement”); and

WHEREAS, as described in the Registration Statement, and in accordance with the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), $40,000,000 of the gross proceeds of the IPO were previously delivered to the Trustee to be deposited and held in a trust account (the “Trust Account”) for the benefit of the Company and the holders of the Company’s shares of common stock, par value $0.00001 per share (the “Common Stock”), issued in the IPO as hereinafter provided and, in the event the Units are registered in Colorado, pursuant to Section 11-51-302(6) of the Colorado Revised Statutes (the “Colorado Statute”, a copy of which is attached to this Agreement and expressly made a part hereof) (the aggregate amount to be delivered to the Trustee will be referred to herein as the “Property”; the public stockholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Stockholders”; and the Public Stockholders and the Company will be referred to together as the “Beneficiaries”), pursuant to the investment management trust agreement as of April 10, 2014 (the “Original Agreement”);

WHEREAS, the expenses of the Company relating to the IPO and its initial acquisition of one or more operating business or assets through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction (the “Initial Business Transaction”) will be covered solely by loans made from time to time by BCM and interest accrued on the Property in the Trust Account;

WHEREAS, the Company and the Trustee are entering into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property;

WHEREAS, on April 8, 2016, holders of the Company’s Common Stock voted to (i) extend the date before which the Company must complete a business transaction from April 10, 2016 to April 10, 2017 (the “Current Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended, (ii) allow holders of the Company’s public shares to redeem their public shares for a pro rata portion of the funds available in the Trust Account, and authorize the Company and the Trustee to disburse such redemption payments, and (iii) amend and restate the Original Agreement (the “Amended Agreement”) to permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with such extension; and extend the date on which to commence liquidating the trust account in the event the Company had not consummated a business transaction;

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WHEREAS, the Company has sought the approval of its holders of Common Stock at a meeting of its stockholders (the “Stockholder Meeting”) to: (i) extend the date before which the Company must complete a business transaction to April 10, 2019 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended, (ii) allow holders of the Company’s public shares to redeem their public shares for a pro rata portion of the funds available in the Trust Account, and authorize the Company and the Trustee to disburse such redemption payments in connection with (a) the proposal to amend the Company’s amended and restated certificate of incorporation and (b) a second redemption opportunity on the earlier of July 10, 2017 and the consummation of a Business Transaction (the “Second Redemption”) (together with clause (i), the “Extension Amendment”) and (iii) amend and restate the Amended Agreement to permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with (i) the Extension Amendment and (ii) the Second Redemption; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business transaction from the Current Termination Date to the Extended Termination Date (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding shares of Common Stock approved the Trust Amendment and the Extension Amendment; and

WHEREAS, the parties desire to amend and restate the Amended Agreement to, among other things, reflect amendments to the Amended Agreement contemplated by the Trust Amendment.

NOW THEREFORE, IT IS AGREED:

1.           Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a) Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement, including the terms of Section 11-51-302(6) of the Colorado Statute, in Trust Accounts which shall be established by the Trustee at JP Morgan Chase Bank, NA and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(b) Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c) In a timely manner, upon the instruction of the Company, to invest and reinvest the Property in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 180 days or less, as determined by the Company, and/or in any open ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as determined by the Company;

(d) Collect and receive, when due, all principal and income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e) Notify the Company of all communications received by it with respect to any Property requiring action by the Company;

(f) Supply any necessary information or documents as may be requested by the Company in connection with the Company’s preparation of its tax returns;

(g) Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so, so long as the Company shall have advanced funds sufficient to pay the Trustee’s expenses incident thereto;

(h) Render to the Company, and to such other person as the Company may instruct, monthly written statements of the activities of, and amounts in, the Trust Account, reflecting all receipts and disbursements of the Trust Account; and

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(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B hereto, signed on behalf of the Company by an executive officer, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed by the Company; provided, however, that in the event that a Termination Letter has not been received by the Trustee by 11:59 p.m., New York City time, on the Extended Termination Date, the Trust Account shall be liquidated as soon as practicable thereafter in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders of record at the close of trading (4:00 p.m., New York City time) on the Extended Termination Date. For the purposes of clarity, any transmission of such Termination Letter electronically, whether by facsimile, electronic mail (e-mail), PDF or otherwise, shall constitute an original of such Termination Letter or other notice hereunder.

2.           Limited Distributions of Income from Trust Account.

(a) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, and subject to the limitations set forth in this Agreement, the Trustee shall distribute to the Company by wire transfer from the Trust Account the amount necessary to cover any income or franchise tax obligation owed by the Company and, to the extent there is not sufficient cash in the Trust Account to pay such income or franchise tax obligation, liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution.

(b) Subject to the limitations set forth in this Agreement, the Company may withdraw funds from the Trust Account for working capital purposes by delivery of Exhibit C to the Trustee.

(c) The distributions referred to in Sections 2(a) and 2(b) shall be made only from income collected on the Property.

(d) The Trustee shall, only after and promptly after receipt of, and only in accordance with, the terms of a letter, in a form substantially similar to that attached hereto as Exhibit D, signed on behalf of the Company by an executive officer and in accordance with the written instruction of the Company, disburse to the Public Stockholders of record as of the record date for the Stockholder Meeting pursuant to which the Trust Amendment and the Extension Amendment were approved who (A) elected to exercise their redemption rights in connection with the Extension Amendment and the Trust Amendment and (B) tendered their stock certificate(s) in accordance with the provisions set forth in the proxy statement for the Stockholder Meeting, the amount indicated by the Company as required to pay such Public Stockholders. For the purposes of clarity, any transmission of such letter electronically, whether by facsimile, electronic mail (e-mail), PDF or otherwise, shall constitute an original of such letter hereunder.

(e) The Trustee shall, only after and promptly after receipt of, and only in accordance with, the terms of a letter, in a form substantially similar to that attached hereto as Exhibit E, signed on behalf of the Company by an executive officer and in accordance with the written instruction of the Company, disburse to the Public Stockholders of record as of the Second Redemption Date who (A) elected to exercise their redemption rights in connection with the Second Redemption and (B) tendered their stock certificate(s) in accordance with the provisions set forth in the tender offer or other documents mailed to the Public Stockholders in connection with the Second Redemption, the amount indicated by the Company as required to pay such Public Stockholders. For the purposes of clarity, any transmission of such letter electronically, whether by facsimile, electronic mail (e-mail), PDF or otherwise, shall constitute an original of such letter hereunder.

(f) In no event shall the payments authorized by Sections 2(a) and 2(b) cause the amount in the Trust Account to fall below the amount initially deposited into the Trust Account. Except as provided in Sections 2(a), 2(b), 2(d) and 2(e) above, no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) hereof.

(g) The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to such funds, and the Trustee has no responsibility to look beyond said request.

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3.           Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a) Give all instructions to the Trustee hereunder in writing or the electronic equivalent, signed by the Company’s Chief Executive Officer and President or Secretary and as specified in Section 1(i). In addition, except with respect to its duties under Sections 1(i), 2(a), 2(b), 2(d) and 2(e) above, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal, electronic or telephonic advice or instruction which it in good faith believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b) Subject to the provisions of Section 5, hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or loss suffered by the Trustee in connection with any action taken by the trustee hereunder or any claim, potential claim, action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any income earned from investment of the Property, except for expenses and losses resulting from the Trustee’s bad faith, gross negligence or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this section, it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, provided, that the Trustee shall obtain the prior written consent of the Company with respect to the selection of counsel, which consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which consent shall not be unreasonably withheld. The Company may participate in such action with its own counsel;

(c) Pay the Trustee the fees set forth on Schedule A hereto;

(d) In connection with the vote, if any, of the Company’s stockholders regarding an Initial Business Transaction, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and/or tabulating stockholder votes verifying the vote of the Company’s stockholders regarding such Initial Business Transaction; and

(e) In the event that the Company directs the Trustee to commence liquidation of the Trust Account pursuant to Section 1(i), the Company agrees that it will not direct the Trustee to make any payments that are not specifically authorized by this Agreement.

4.            Limitations of Liability.

(a) The Trustee shall have no responsibility to take (and shall have no liability for taking) any of the following actions:

(1) In its capacity as Trustee, perform duties, inquire or otherwise be subject to the provisions of any agreement or document (and no such obligations shall be implied), other than this Agreement and that which is expressly set forth herein;

(2) Take any action with respect to the Property, other than as directed in Sections 1 and 2 hereof, and the Trustee shall have no liability to any party except for liability arising out of its own bad faith, gross negligence or willful misconduct;

(3) Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property, unless and until it shall have received written instructions from the Company given as provided herein to do so and the Company shall have advanced to it funds sufficient to pay any expenses incident thereto;

(4) Change the investment of any Property, other than in compliance with Section 1(c);

(5) Refund any depreciation in principal of any Property for so long as the Property was held in the Trust Account in accordance with the terms of this Agreement;

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(6) Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(7) Verify the correctness of the information set forth in the Registration Statement or to confirm or assure that any acquisition made by the Company or any other action taken by it is as contemplated by the Registration Statement;

(8) Prepare, execute and file tax reports, income or other tax returns and pay any taxes with respect to income and activities relating to the Trust Account, regardless of whether such tax is payable by the Trust Account or the Company (including but not limited to income tax obligations), it being expressly understood that as set forth in Section 2(a), if there is any income or other tax obligation relating to the Trust Account or the Property in the Trust Account, as determined from time to time by the Company and regardless of whether such tax is payable by the Company or the Trust, at the written instruction of the Company, the Trustee shall make funds available in cash from the Property in the Trust Account an amount specified by the Company as owing to the applicable taxing authority, which amount shall be paid directly to the Company by electronic funds transfer, account debit or other method of payment, and the Company shall forward such payment to the taxing authority;

(9) Pay or report any taxes on behalf of the Trust Account other than pursuant to Section 2(a); and

(10) Verify calculations, qualify or otherwise approve Company requests for distributions pursuant to Sections 1(i), 2(a), 2(b), 2(d) or 2(e).

(b) The Trustee shall not be liable for taking any actions in accordance with Section 4(a) above. Furthermore, the Trustee shall not be liable to the other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, except for its gross negligence or willful misconduct and except in breach of the terms of this Agreement. The Trustee may rely conclusively and shall be protected in acting upon any order, judgment, instruction, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, (which counsel may be company counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Trustee, in good faith, to be genuine and to be signed or presented by the proper person or persons. The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

5.            No Right of Set-Off. The Trustee waives any right of set-off or any right, title, interest or claim of any kind that the Trustee may have against the Property held in the Trust Account. In the event the Trustee has a claim against the Company under this Agreement, including, without limitation, under Section 3(b), the Trustee will pursue such claim solely against the Company and not against the Property held in the Trust Account.

6.            Termination. This Agreement shall terminate as follows:

(a) If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee, during which time the Trustee shall act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including, but not limited to, the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

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(b) At such time that the Trustee has completed the liquidation of the Trust Account in accordance with the provisions of Section 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 3(b).

7.            Miscellaneous.

(a) The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such information, or of any change in its authorized personnel. In executing funds transfers, the Trustee will rely upon all information supplied to it by the Company, including, account names, account numbers, and all other identifying information relating to a beneficiary, beneficiary’s bank or intermediary bank. The Trustee shall not be liable for any loss, liability or expense resulting from any error in the information or transmission of the wire.

(b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c) This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 2(a), 2(b), 2(c), 2(d) and 2(e) (which may not be modified, amended or deleted without the affirmative vote of 65% of the then outstanding shares of Common Stock; provided that no such amendment will affect any Public Stockholder who has otherwise either (i) indicated his election to redeem his shares of Common Stock in connection with a stockholder vote sought to amend this Agreement or (ii) not consented to any amendment to this Agreement to extend the time he would be entitled to a return of his pro rata amount in the Trust Account), this Agreement or any provision hereof may only be changed, amended or modified (other than to correct a typographical error) by a writing signed by each of the parties hereto. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury and the right to set-off as a defense. The Trustee may request an opinion from Company counsel as to the legality of any proposed amendment as a condition to its executing such amendment.

(d) The parties hereto consent to the personal jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder.

(e) Unless otherwise specified herein, any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt or delivery confirmation requested), by hand delivery or by electronic or facsimile transmission:

if to the Trustee, to:

Continental Stock Transfer
& Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven G. Nelson, Chairman, and
Frank A. DiPaolo, Vice President
Fax No.: (212) 509-5150

if to the Company, to:

Committed Capital Acquisition Corporation II
c/o Broadband Capital Management LLC
370 Lexington Avenue, Suite 1208

New York, New York 10017
Attn: Michael Rapoport
Fax No.: (212) 159-2020

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with a copy to (which shall not constitute notice):

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017
Fax: 212-692-6732
Attn: Jeffrey P. Schultz, Esq.

(e) This Agreement may not be assigned by the Trustee without the prior written consent of the Company.

(f) Each of the Trustee and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance. In the event that the Trustee has a claim against the Company under this Agreement, the Trustee will pursue such claim solely against the Company and not against the Property held in the Trust Account.

(g) This Agreement is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto

(h) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(i) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(j) The Company has also retained the Trustee to serve as its stock transfer agent and warrant agent and shall pay the fees set forth in Schedule A for such services. Additionally, the Trustee has agreed to provide all services, including, but not limited to: the mailing of proxy or tender documents to registered holders, all wires in connection with an Initial Business Transaction and maintaining the official record of the exercise of redemption rights and stockholder voting (if applicable).

[Signature page follows]

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IN WITNESS WHEREOF, the parties have duly executed this Amended and Restated Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER
& TRUST COMPANY, as Trustee

By:
Name: Frank A. DiPaolo
Title: Vice President

COMMITTED CAPITAL acquisition corpORATION II

By:
Name: Michael Rapoport
Title: Chief Executive Officer

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SCHEDULE A

Fee Item	Time and method of payment	Amount
IPO closing fee	Consummation of IPO by wire transfer of funds.	$3,500
Annual trustee fee	$5,000 due upon execution of the IMTA and then at each anniversary. Balance of fee deferred until either consummation of business transaction, or termination.	$8,000 ($3,000 p.a. deferred)
Share transfer agent fee	First year cumulative fee $3,600 payable by wire transfer upon closing of the IPO thereafter. $300 payable monthly when invoiced. Balance of $100 monthly/ $1,200 annually deferred until either consummation of business transaction, or termination.	$400 ($100 p.a. deferred)
Warrant agent fee	Monthly by check or wire transfer of funds.	$200
All services in connection with an Initial Business Transaction and/or all services in connection with liquidation of Trust Account if no Initial Business Transaction is consummated.	Upon final liquidation of the Trust Account but, if no Initial Business Transaction is consummated, only from interest earned on the Property or from the Company by wire transfer of funds.	Prevailing rates after consultation with the issuer and its counsel at the time of an Initial Business Transaction. The minimum fee shall be $3,500.

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EXHIBIT A

[Letterhead of Company]
[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven Nelson and Frank Di Paolo

Re:	Trust Account No. [ ] - Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Second Amended and Restated Investment Management Trust Agreement, between Committed Capital Acquisition Corporation II (“Company”) and Continental Stock Transfer & Trust Company, dated as of [_________], 2017 (as amended, the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with [ ] (the “Target Businesses”) to consummate an Initial Business Transaction with the Target Businesses on or before [ ] (the “Consummation Date”). This letter shall serve as the notice required with respect to the Initial Business Transaction. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account investments on [ ] and to transfer the entire proceeds to the above referenced Trust checking account at [ ] to the effect that, on the Consummation Date, all of the funds held in the Trust Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date. It is acknowledged and agreed that while the funds are on deposit in the Trust checking account awaiting distribution, the Company will not earn any interest or dividends.

On or before the Consummation Date: (i) counsel for the Company shall deliver to you (a) an affidavit which verifies the vote of the Company’s stockholders in connection with the Initial Business Transaction (if applicable)3, (b) written notification that the Initial Business Transaction has been consummated or will, concurrently with your transfer of funds to the accounts as directed by the Company, be consummated and (c) notice that the provisions of Section 11-51-302(6) and Rule 51-3.4 of the Colorado Statute have been met (if applicable), and (ii) the Company shall deliver to you written instructions with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the counsel’s letter and the Instruction Letter in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company or be distributed immediately and the penalty incurred. Upon the distribution of all the funds in the Trust Account pursuant to the terms hereof, the Trust Agreement shall be terminated.

In the event the Initial Business Transaction is not consummated by 11:59 p.m. on the Consummation Date and we have not notified you of a new Consummation Date, then the funds held in the Trust checking account shall be reinvested as provided for by the Trust Agreement as soon as practicable thereafter.

Very truly yours,

COMMITTED CAPITAL ACQUISITION CORPORATION II

By:
Name:
Title:

CC:	Broadband Capital Management LLC

3 NTD: Table to be updated?

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EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven Nelson and Frank Di Paolo

Re:	Trust Account No. [ ] - Termination Letter

Gentlemen:

Pursuant to Section 1(i) of the Second Amended and Restated Investment Management Trust Agreement, between Committed Capital Acquisition Corporation II (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [_________], 2017 (as amended, the “Trust Agreement”), this is to advise you that the Company has been unable to effect an Initial Business Transaction with a Target Company within the time frame specified in the Company’s Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate the Trust Account on [ ] and to transfer the total proceeds to the Trust checking account at [ ] for distribution to the stockholders. The Company has selected [ ] as the record date for the purpose of determining the stockholders entitled to receive their pro rata share of the liquidation proceeds. You agree to be the paying agent of record and in your separate capacity as paying agent, to distribute said funds directly to the Company’s stockholders (other than with respect to the initial, or insider, shares) in accordance with the terms of the Trust Agreement, the Certificate of Incorporation and the fee set forth on Schedule A. Upon the distribution of all of the funds in the Trust Account, your obligations under the Trust Agreement shall be terminated.

Very truly yours,

COMMITTED CAPITAL ACQUISITION CORPORATION II

By:
Name:
Title:

CC:	Broadband Capital Management LLC

B-11

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer
& Trust Company
17 Battery Place, 8th Floor
New York, New York 10004
Attn: Steven Nelson and Frank DiPaolo

Re:	Trust Account No. [ ]

Gentlemen:

Pursuant to Section 2(a) or 2(b) of the Second Amended and Restated Investment Management Trust Agreement, between Committed Capital Acquisition Corporation II (“Company”) and Continental Stock Transfer & Trust Company, dated as of [_________], 2017 (as amended, the “Trust Agreement”), the Company hereby requests that you deliver to the Company $_______ of the interest income earned on the Property as of the date hereof. The Company needs such funds [to pay for the tax obligations as set forth on the attached tax return or tax statement] or [for working capital purposes]. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

COMMITTED CAPITAL ACQUISITION CORPORATION II

By:
Name:
Title:

B-12

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven Nelson and Frank Di Paolo

Re:	Trust Account No. [ ]

Gentlemen:

Pursuant to Section 2(d) of the Second Amended and Restated Investment Management Trust Agreement between Committed Capital Acquisition Corporation II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [_________], 2017 (the “Trust Agreement”), this is to advise you that in connection with the Extension Amendment and the Trust Amendment and in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate $_____ of the Trust Account on April __, 2017 and to transfer $_____ of the proceeds of the Trust to the Trust checking account at [______] for distribution to the stockholders that have requested redemption of their shares in connection with the Extension Amendment and the Trust Amendment. It is acknowledged and agreed that while such funds are on deposit in the Trust checking account awaiting distribution, the Company will not earn any interest or dividends on such funds.

On or before the date for liquidation referenced above, the Company shall deliver to you (a) an affidavit which verifies the vote of the Company’s stockholders in connection with the Extension Amendment and the Trust Amendment, (b) written notification that the Extension Amendment and the Trust Amendment are effective, and (c) written instructions with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You agree to be the paying agent of record and in your separate capacity as paying agent to distribute said funds on the date for liquidation referenced above directly to the Company’s stockholders (other than with respect to the initial, or insider shares) in accordance with the Instruction Letter, terms of the Trust Agreement, the Certificate of Incorporation of the Company and the fees set forth on Schedule A to the Trust Agreement. In the event certain deposits held in the Trust Account may not be liquidated on such date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account or be distributed immediately and the penalty incurred.

[Signature page follows]

B-13

Very truly yours,

COMMITTED CAPITAL ACQUISITION CORPORATION II

By:
Name:
Title:

cc:	Broadband Capital Management LLC

B-14

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Steven Nelson and Frank Di Paolo

Re:	Trust Account No. [ ]

Gentlemen:

Pursuant to Section 2(e) of the Second Amended and Restated Investment Management Trust Agreement between Committed Capital Acquisition Corporation II (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [_________], 2017 (the “Trust Agreement”), this is to advise you that in connection with the Second Redemption and in accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate $_____ of the Trust Account on April __, 2017 and to transfer $_____ of the proceeds of the Trust to the Trust checking account at [______] for distribution to the stockholders that have requested redemption of their shares in connection with the Second Redemption. It is acknowledged and agreed that while such funds are on deposit in the Trust checking account awaiting distribution, the Company will not earn any interest or dividends on such funds.

On or before the date for liquidation referenced above, the Company shall deliver to you (a) an affidavit which verifies the vote of the Company’s stockholders in connection with the Extension Amendment and the Trust Amendment, (b) written notification that the Extension Amendment and the Trust Amendment are effective, and (c) written instructions with respect to the transfer of the funds held in the Trust Account (“Instruction Letter”). You agree to be the paying agent of record and in your separate capacity as paying agent to distribute said funds on the date for liquidation referenced above directly to the Company’s stockholders (other than with respect to the initial, or insider shares) in accordance with the Instruction Letter, terms of the Trust Agreement, the Certificate of Incorporation of the Company and the fees set forth on Schedule A to the Trust Agreement. In the event certain deposits held in the Trust Account may not be liquidated on such date without penalty, you will notify the Company of the same and the Company shall direct you as to whether such funds should remain in the Trust Account or be distributed immediately and the penalty incurred.

[Signature page follows]

B-15

Very truly yours,

COMMITTED CAPITAL ACQUISITION CORPORATION II

By:
Name:
Title:

cc:	Broadband Capital Management LLC

B-16

EXHIBIT F

AUTHORIZED INDIVIDUAL(S)		AUTHORIZED
FOR TELEPHONE CALL BACK		TELEPHONE NUMBER(S)

Company:

Committed Capital Acquisition Corporation II
370 Lexington Avenue, Suite 1208 New York, New York 10017
Attn:	Michael Rapoport, Chief Executive Officer	(212) 759-2020
	Philip Wagenheim, President and Secretary	(212) 759-2020

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
666 Third Avenue
New York, NY 10017
Attn:	Jeffrey P. Schultz, Esq.	(212) 692-6732

Trustee:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn:	Frank Di Paolo, Vice President	(212) 845-3270

B-17

PROXY

COMMITTED CAPITAL ACQUISITION CORPORATION II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
APRIL 10, 2017

The undersigned hereby appoints Michael Rapp, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all the shares of Common Stock of Committed Capital Acquisition Corporation II (the “Company”) held of record by the undersigned at the close of business on March 23, 2017 at the Special Meeting of Stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC at 666 Third Avenue, 25th Floor, New York, New York 10017 on Monday, April 10, 2017, at 10:00 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT CONSISTING OF PROPOSALS 1 AND 2 AND “FOR” THE TRUST AMENDMENT CONSISTING OF PROPOSAL 3. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT PROVIDE SUCH INSTRUCTIONS, YOUR SHARES WILL NOT BE VOTED ON ANY OF THE PROPOSALS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SEE REVERSE SIDE

Please mark vote as indicated in this example	☐ THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.

Proposal 1 — Business Transaction Deadline	FOR	AGAINST	ABSTAIN
To amend the Company’s amended and restated certificate of incorporation to extend the date before which the Company must complete a business transaction (the “Termination Date”) to April 10, 2019 (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business transaction would similarly be extended.	☐	☐	☐

Proposal 2 — Redemption Rights	FOR	AGAINST	ABSTAIN
To amend the Company’s amended and restated certificate of incorporation to allow holders of the Company’s public shares in connection with (i) the extension of the Termination Date pursuant to Proposal 1 and (ii) a second redemption opportunity on the earlier of July 10, 2017 and the consummation of a business transaction (the “Second Redemption”), to redeem their public shares for a pro rata portion of the funds available in the trust account (the “trust account”) established in connection with the Company’s initial public offering, and authorize the Company and the trustee to disburse such redemption payments.	☐	☐	☐

Proposal 3 — Trust Amendment	FOR	AGAINST	ABSTAIN
To amend and restate the Company’s amended and restated investment management trust agreement, dated April 8, 2016 by and between the Company and Continental Stock Transfer & Trust Company to permit distributions from the trust account to pay public stockholders properly demanding redemption in connection with (i) the Extension Amendment and the Trust Amendment and (ii) the Second Redemption; and extend the date on which to commence liquidating the trust account in the event the Company has not consummated a business transaction from April 10, 2017 to the Extended Termination Date.	☐	☐	☐

If you hold shares of the Company’s common stock issued in its initial public offering, you may exercise your redemption rights and demand that the Company redeem all or a portion of your shares of common stock for a pro rata portion of the trust account by marking the “Exercise Redemption Rights” box. If you exercise your redemption rights, then you will be exchanging your shares of the Company’s common stock for cash and will no longer own these public shares. You will only be entitled to receive cash for your shares if the Extension Amendment and the Trust Amendment are approved (and not abandoned) and you continue to hold your shares through the time the Extension Amendment and the Trust Amendment become effective and tender your shares to the Company in accordance with the procedures set forth in the accompanying proxy statement.

If the Extension Amendment and the Trust Amendment are not approved, then the warrants will expire worthless.

By voting for the Extension Amendment and the Trust Amendment, you are also ratifying the Initial Extension Amendment and the Amended and Restated Trust Agreement previously approved by our stockholders at the Special Meeting of Stockholders on April 8, 2016.

☐ EXERCISE REDEMPTION RIGHTS

CHECK HERE FOR ADDRESS CHANGE AND INDICATE THE CORRECT ADDRESS ☐

Dated:                         2017

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE